EXHIBIT 10.29
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                          LOAN AND SECURITY AGREEMENT
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     THIS LOAN AND SECURITY AGREEMENT, as amended, restated, extended or otherwise modified by the parties hereto, their successors and assigns, from time to time, including, without limitation, all schedules and attachments hereto ("Agreement"), is made and entered into this 2nd day of December, 2004, by and between POWER2SHIP, INC., a Corporation organized and existing under the laws of State of Nevada with a principal place of business located at 903 Clint Moore Rd., Boca Raton, FL 33487 and FREIGHT RATE, INC., a Corporation organized and existing under the laws of State of Delaware with a principal place of business located at 903 Clint Moore Rd., Boca Raton, FL 33487, (collectively "Borrower") and MERCANTILE CAPITAL, L.P., with offices located at 2320 Haverford Road, Ardmore, Pennsylvania 19003 ("Lender").

                                   WITNESSETH:

                                   BACKGROUND
                                   ----------

     Borrower has requested Lender to establish on its books and records a revolving credit facility ("Revolving Credit") pursuant to which Lender may make revolving loans and advances to Borrower up to an aggregate amount at one time outstanding equal to One Million Dollars ($1,000,000.00) ("Revolving Credit Limit") secured by the Collateral, as such term is defined in Section 3 herein,
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and evidenced by a promissory note (the "Revolving Loan Note") of even date.
Lender is willing to do so upon the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

1.     DEFINITIONS.     All  terms  defined  in  Schedule  1  and  all  other
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capitalized terms defined in this Agreement, shall have the meanings ascribed to
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them  herein  when used in the Loan Documents, unless otherwise defined therein.

2.     THE LOANS.
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     2.1     The Revolving Credit.  Subject to the terms and limitations hereof,
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Borrower may borrow, repay with-out penalty or premium and re-borrow hereunder the amount equal to the Borrowing Base or any lesser amount (the "Revolving Loans" and together with all other loans and advances made hereunder, the "Loans"), each advance evidenced by Lender's books and Records, from time to time until the earliest of: (a) one year from the execution of this Agreement, subject to annual renewal at Lender's discretion; or (b) the occurrence of an Event of Default (either such event, a "Revolving Credit Termination Date").

          2.1.1 Each application by Borrower for a Loan hereunder shall be accompanied by; (a) a fully completed Borrowing Base Certificate; (b) an accounts receivable aging report based upon invoice dates; and (c) copies of:
(i) credit memos (which shall be issued promptly by Borrower and reflected in Borrower's next Borrowing Base Certificate and/or accounts receivable reconciliation); (ii) debit memos; (iii) sales journals; (iv) cash receipts journals and (v) any other documents reasonably required by Lender (items (i) through (v) hereinafter referred to as "Account Substantiation Documents").

          2.1.2 If, at any time, the Revolving Loans exceed the most current calculated Borrowing Base of Borrower in Lender's possession, Borrower shall, within three (3) Business Days, repay to Lender, in cash, such amounts, plus interest thereon, as may be necessary to eliminate such excess, and Lender may charge any Deposit Account of any nature of Borrower for such amount.

          2.1.3 For the purpose of determining the existence of a Borrowing Base sufficient to support the Revolving Loans from time to time outstanding hereunder, Borrower shall deliver to Lender weekly and at such other time or times as Lender may specify on a commercially reasonable basis, a Borrowing Base Certificate, an accounts receivable aging report based upon invoice dates and copies of all Account Substantiation Documents.

     2.2     Disbursement of the Loans.  The Lender will credit the proceeds of
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the Loans to or for the benefit of Borrower via wire transfer or ACH to
Borrower's operating account as Borrower shall designate by written notice to Lender, except for the payment of amounts due to or for the benefit of Lender hereunder which shall be made directly to Lender. Prior to receiving the Subordination Agreements as provided in, and required by, Section 7.1.36 of this Agreement, the Borrower may borrow the lesser of the Borrowing Base or Two Hundred and Fifty Thousand and 00/100 Dollars ($250,000.00). In the event the Lender is not provided with acceptable Subordination Agreements in accordance with Section 7.1.36 of this Agreement such failure shall constitute an Event of Default under Section 8.1.15, which default shall relieve lender from any obligation to make additional advances under this Agreement and shall entitle the Lender to exercise any of its rights and remedies under this Agreement. In the event Lender is provided with copies of acceptable Subordination Agreements within sixty (60) days of closing which, when taken with the Subordination Agreements previously executed in favor of Lender in form acceptable to Lender, have the effect of subordinating 90% of the sum of the face value of all 14.25% Secured Convertible Debentures issued plus the face value of all Series B 5% Secured Convertible Debentures issued, the Borrower may borrow, repay with-out penalty or premium and re-borrow hereunder the amount equal to the Borrowing Base or any lesser amount.

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

     2.3     Interest Rates and Payments of Interest.  Interest shall accrue and
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be paid as follows:

          2.3.1     Interest will accrue at the rate set forth in Schedule 2
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and made part hereof and shall be calculated on the basis of a 360-day year, counting the actual number of days elapsed, on the greater of $100,000.00 or the principal balance of the Loans, from time to time outstanding, and shall be payable on the first (1st) day of each month commencing on the first (1st) day of the first month after the Closing Date and continuing on the same day of each month thereafter until all Obligations are satisfied in full.

          2.3.2 If the rate is related to the Base Rate, each time the Base Rate shall change, the Interest Rate on the Loans shall change contemporaneously with such change in the Base Rate. If, at any time, any rate shall be deemed by any competent court of law, Governmental Authority or tribunal to exceed the maximum rate of interest permitted by any applicable Laws, then, for such time as such Rate would be deemed excessive, application thereof shall be suspended and there shall be charged in lieu thereof the maximum rate of interest permissible under such Laws.

          2.3.3 The Lender agrees to give the Borrower next Business Day availability on payments received and deposited into Lender's account at Wilmington Trust Company of Pennsylvania (the "Concentration Account"). Provided, however; that (a) for the purpose of computing interest hereunder such items shall be applied by Lender on account of the Revolving Loans the number of days equal to the Float Factor described in Schedule 2 after same have been
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deposited into the Concentration Account, and (b) no such item received by
Lender shall constitute payment to Lender unless such item is actually collected by the bank at which Lender maintains its Concentration Account, presently, Wilmington Trust Company of Pennsylvania.

     2.4     Fees.  Borrower hereby agrees to pay the fees described on Schedule
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2 which shall constitute additional Obligations hereunder secured by the
Collateral. Any of such fees not paid when due shall bear interest from the date due until paid at the interest rate specified in Paragraph 2.3.1:

          2.4.1     Other Fees, Charges and Expenses.  The Borrower shall
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promptly pay to or on behalf of Lender from time to time the reasonable fees and expenses of the Lender's counsel, appraisers, and auditors incurred in connection with this Agreement and the Obligations.

3.     COLLATERAL SECURITY.
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     3.1     Grant of Security Interests.  As security for the timely
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satisfaction of all Obligations, Borrower hereby assigns, transfers and sets over to Lender all of its right, title and interest in and to, and grant Lender a continuing lien on and security interest in and to all of the Borrower's Assets described in Schedule 3, wherever located, whether now owned or hereafter
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acquired, together with all replacements therefor and all cash and non-cash
Proceeds (including, but without limitation, insurance Proceeds and Proceeds of Proceeds) thereof, collectively called the "Collateral" which, together with all of Borrower's other property of any kind held by Lender, shall stand as one general, continuing collateral security for all Obligations of the Borrower to Lender and may be retained by Lender until all Obligations have been satisfied in full

     3.2     Priority of Liens.  Except for the Liens set forth on Schedule 4,
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as approved by Lender ("Permitted Liens"), and except as provided in Section
7.2.2, Lender's Liens in and to the Collateral shall be first and prior Liens to all Liens against the Assets of Borrower now existing or hereafter arising ("Lender's Prior Security Interest").

     3.3     Financing Statements. Borrower hereby: (a) authorizes Lender to
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file any financing statements (including amendments thereto and continuation statements thereof) in form satisfactory to Lender as Lender may specify; (b) agrees to take such other steps as Lender may direct, including the noting of Lender's lien on the Collateral and on any certificates or documents of title therefor, all to perfect Lender's liens on and security interests in the Collateral; and (c) agrees to pay or reimburse Lender for all costs and taxes of filing or recording the same in such public offices as Lender may designate. In addition to the foregoing, and not in limitation thereof, a carbon, photographic, or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. Borrower hereby irrevocably appoints Lender as its attorney-in-fact (without requiring Lender to act as such) to execute any financing statements, including amendments thereto and continuation statements thereof in the name of Borrower, and to perform all other acts and deeds that Lender deems appropriate to perfect and continue its security interest in, and to protect and preserve, the Collateral.

     3.4     Lender's Special Rights
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          3.4.1     In the event Lender, in its sole discretion, should
reasonably believe that an Event of Default as described in Paragraph 8 has occurred, Lender (through any of its officers, employees, auditors or agents) shall have the right, upon the giving of notice to Borrower, and after the expiration of any cure period (if applicable) without said default being cured, at any time or times hereafter to: (a) on not less than sixty (60) days' written notice to Borrower, permanently reduce the Revolving Credit Limit; (b) confirm orders, Account Debtor balances and invoices and verify the validity of Accounts, Inventory and/or invoices or any other matter relating to any Account or Inventory by mail, telephone, telegraph or otherwise, in the name of Borrower or Lender or any other name Lender so chooses; (c) notify all Account Debtors that the Accounts have been assigned to Lender and Lender has a security interest therein; (d) direct all Account Debtors to make payment to Lender of all Accounts; (e) enforce payment and collect, by legal proceedings or otherwise, any Accounts in the name of Lender; and (f) during Borrower's usual business hours, or during the usual business hours of any third party having control over the Records of Borrower, (i) conduct such collateral examinations and audits Lender deems appropriate of Borrower's books and Records, and (ii) inspect and verify Borrower's books and Records in order to verify the amount or condition of, or any other matter relating to, the Collateral and Borrower's financial condition.

          3.4.2 Lender shall be entitled to conduct, from time to time during the term of this Agreement, examinations of Borrower's business operations, Inventory and Records and to check and test the same as to quality, quantity, value and condition. Borrower will be obligated to pay or reimburse Lender for the costs of such examinations.

     3.5     Landlords' /Mortgagees' Waivers.  Borrower will cause each landlord
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and mortgagee, of all premises leased or owned, wherein any of the Collateral may be located, to execute and deliver to Lender instruments, in form and substance satisfactory to Lender, by which such landlord or mortgagee waives or subordinates its rights, if any, to the Collateral.

     3.6     Insecurity Clause.  Borrower agrees that if any of the Collateral
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shall at any time be insufficient or otherwise unsatisfactory to Lender in its sole judgment, Borrower shall either (a) within five (5) days of notice of such Collateral deficiency, reduce the amount of the outstanding Obligations to an amount such that the value of the Collateral in relation to the outstanding Obligations is satisfactory to Lender, or (b) after such five (5) day period, on demand, forthwith pledge, assign, transfer or grant Lender a continuing lien on and security interest in and to, or deposit with Lender as part of the Collateral, additional property satisfactory to Lender.

4.     OTHER PROVISIONS.
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     4.1     Lock Box. Borrower will direct all of its Account Debtors to
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forward payments directly to the lockbox facility ("Lock Box") maintained with
Wilmington Trust ("Lock Box Bank").  The Lock Box address is Power2Ship,
W510154, P.O. Box 7777, Philadelphia, PA 19175-0154. Lender shall apply such payments to reduce the outstanding Obligations. In the event that Borrower receives Remittances, Borrower agrees that such Remittances shall be held in express trust for the benefit of Lender which shall be immediately notified of
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such receipt. Borrower shall immediately upon receipt, turn over all Remittances to Lender in precisely the form received, except for the endorse-ment of Borrower when necessary to permit the collection of the Remittances which endorsement Borrower hereby agrees to make. Pending such deposit, Borrower will not commingle any Remittances (including all pre-payments) with any of its other funds or property, but will hold them separate and apart there-from expressly in trust for Lender. Such statements, reports of collections and adjustments as Lender may, from time to time, specify shall accompany all Remittances. All funds received by Lender will be applied to reduce the Obligations, subject to collection. Borrower shall have no right of access to or withdrawal from the Lock Box. Lender shall have no duty to segregate Proceeds of Collateral remitted to the Lock Box, or deposited in the Concentration Account pursuant to Paragraph 4.2 below, from other funds or property remitted to the Lock Box or deposited in the Concentration Account.

     4.2     Concentration Account.  All Proceeds of any Collateral shall be
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deposited into the Concentration Account through the Lock Box, direct deposit by
Borrower or Account Debtor or otherwise. Borrower hereby absolutely assigns to Lender all amounts now or hereafter due the Borrower in connection with its Accounts. Borrower shall, at the request of Lender, cause all invoices of Borrower forwarded to Account Debtors to notify such Account Debtors to make all payments in connection with such invoices directly to the Lender for deposit into the Concentration Account. It is further understood that the Concentration Account is the Lender's account and Borrower agrees that Borrower shall have no right to withdraw monies from the Concentration Account.

     4.3     Collections.  Lender may at any time, in the exercise of its rights
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under Section 3.4, take control of the cash and non-cash Proceeds of any of
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Borrower's Accounts, and charge the collection costs and expenses to a deposit account of Borrower, but, unless and until Lender does so or gives Borrower other written instructions, the collection of the Accounts shall be in accordance with the terms and conditions of this Agreement. The receipt of any wire transfer of funds, check, or other item of payment by Lender shall be applied to conditionally reduce the Obligations, but shall not be considered a payment on account unless such wire transfer is of immediately available federal funds and is made to the Concentration Account of Lender or unless and until such check or other item of payment is honored when presented for payment.

          4.3.1 The costs of all collection and enforcement proceedings against any Account Debtor, including reasonable attorney's fees and out-of-pocket expenses, shall be borne solely by Borrower whether incurred by Lender or by Borrower.

     4.4     Cash Collateral.  Until such time as the amounts now or hereafter
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on deposit in any account are delivered to the Lender in accordance with the provisions set forth in this Agreement, such amounts shall be deemed to be held by the Borrower for the benefit of the Lender in express trust and such amounts
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together with all amounts now or hereafter on deposit in the Concentration
Account shall be deemed to be "Cash Collateral" under Section 363 of the Bankruptcy Code. In the event that Borrower files a voluntary petition in Bankruptcy or is made subject to any involuntary Bankruptcy proceeding, the Borrower may not use such Cash Collateral without the consent of the Lender and/or an order of any the Bankruptcy Court pursuant to 11 U.S.C. Sec. 363(b)(2). The Borrower hereby waives any right it may have to assert that the Lender's liens on and security interests in and to such amounts and other like Collateral does not constitute Cash Collateral.

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

     4.5     Power of Attorney.  Borrower hereby irrevocably authorizes and
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empowers Lender, grants a power of attorney, coupled with an interest to, and appoints Lender, or any officer, director or employee of Lender, as attorney-in-fact for Borrower, with full authority for and on behalf of Borrower, and in its name, place and stead, to take any action which Borrower or any officer or director of Borrower could do if then present, as may, in the opinion of Lender, be necessary or advisable, to; (a) cause any amounts on deposit in any Deposit Account of Borrower with any bank or other depository ("Depository") to be transferred to Lender including, without limitation, the power and authority to sign, seal, execute and deliver for and on behalf of Borrower, and in its name, place and stead, any agreement, document or instrument of any nature, including, without limitation, any Control Agreements, deposit agreements, signature cards, corporate resolutions or as may otherwise be required by any Depository at which Borrower maintains any account of any nature, to cause such Depository to transfer to Lender, all amounts of Borrower now or hereafter on deposit with such Depository; (b) cause such Depository to provide to Lender all information in possession of such Depository with respect to any accounts of Borrower, of any nature, on deposit with such Depository, including, without limitation, account balances, account statements, checks, drafts or other items drawn on such account, deposit and withdraw tickets; (c) change the name of any such account from Borrower's name to the name of the Lender; (d) give orders to any Depository with respect to any such accounts, including, without limitation, orders to transfer the balances in any such accounts to Lender; and (e) take such other action as may in the opinion of Lender, be necessary to cause all accounts now or hereafter on deposit in any such depository institution to be transferred to Lender. Lender covenants and agrees that it shall not exercise its rights under this Paragraph unless Lender, in its sole discretion, should reasonably believe that an Event of Default as described in Paragraph 8 has occurred.

          4.5.1 Borrower does hereby irrevocably designate, make, constitute and appoint Lender (and any of Lender's officers, employees or agents designated by Lender) as Borrower's true and lawful attorney in fact (without requiring them to act as such) coupled with an interest, with full power of substitution, hereby ratifying and confirming all acts and deeds in connection herewith, with power, without notice to Borrower, and at such time or times hereafter as Lender may in its sole election determine, in Borrower's name and at Borrower's expense: (a) to endorse the name of Borrower upon any and all remittances, checks, drafts, money orders and other instruments for the payment of monies that are payable to Borrower and constitute collections on Borrower's Accounts or Proceeds of any insurance; (b) to demand payment of Accounts; (c) to execute in the name of Borrower any schedules, assignments, instruments, documents, notices, and statements that Borrower are obligated to give Lender here-under; (d) to enforce payment of Accounts by legal proceedings or otherwise; (e) to exercise all of Borrower's rights and remedies with respect to the collection of Accounts; (f) to settle, adjust, compromise, extend or renew any Account; (g) to settle, adjust or compromise any legal proceedings brought to collect an Account; (h) to sell or assign any Account upon such terms, for such amounts and at such time or times as Lender deems advisable; (i) to discharge and release any Account; (j) to take control in any manner of any item of payment or proceeds of an Account and for this purpose to notify the postal authorities to change the address for delivery of mail addressed to Borrower to such address as Lender may designate and to receive, open and dispose of all mail addressed to Borrower; (k) to prepare, file and sign Borrower's name on any Proof of Claim in any proceeding filed under Title 11 of the United States Code or similar document as to an Account Debtor; (l) to prepare, file and sign Borrower's name on any Notice of Lien, Claim of Mechanic's Lien, Assignment or Satisfaction of Lien or Mechanic's Lien, or similar document in connection with an Account; (m) to endorse the name of Borrower upon any Chattel Paper, Document, Instrument, Receivable, invoice, freight bill, Bill of Lading, Warehouse Receipt or similar documents or agreement relating to any Inventory, Account or Goods pertaining thereto; (n) to execute in the name of Borrower any Account Debtor notification; and (o) to do all other acts necessary or desirable to protect Borrower's interest in the Accounts and to enforce any Account or other Collateral. Except for those rights provided for in Subparagraph (a) and (c) herein, the exercise of which shall be at the sole discretion of Lender, Lender covenants and agrees that it shall not exercise its rights under any other Subparagraph contained in this Paragraph unless Lender, in its sole discretion, should reasonably believe that an Event of Default as described in Paragraph 8 has occurred.

          4.5.2 Borrower releases Lender from any and all causes of action or claims which Borrower may now or here-after have for any asserted loss or damage to Borrower claimed to be caused by or arising from: (a) any failure of Lender to protect, en-force or collect in whole or in part any Account; (b) Lender's notification to any Account Debtors of Lender's security interests in any of the Accounts; (c) Lender's directing any Account Debtors to pay any sums owing to Borrower directly to Lender; and (d) any other act or omission to act on the part of Lender and any of its officers, employees or agents designated by Lender except for willful misconduct.

     4.6     Additional Accounts.  Except for accounts listed on Schedule 4,
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which are subject to a Control Agreement, Borrower shall not, without the prior written consent of Lender, open or maintain any Deposit Accounts of any nature with any Depository. Any Deposit Account shall, unless otherwise agreed to by Lender, be subject to a Control Agreement and Borrower shall enter into with Lender, and cause each Depository to enter into with Lender, a Control Agreement with respect to any account of Borrower now or hereafter maintained at any Depository.

     4.7     Payments.   All payments of interest on and principal of the Loans,
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all fees and all other sums payable to the Lender hereunder shall be paid directly to the Lender in immediately available funds, in such currency of the United States of America as is, at the time of payment, legal tender for the payment of public and private debts. Borrower shall make each payment hereunder not later than 5:00 p.m., local time, on the day after each payment comes due, at the office of the Lender at 2320 Haverford Road, Ardmore, Pennsylvania 19003. Should any payment of principal or interest or fees become due and payable on a Saturday, Sunday or legal holiday under the laws of the Commonwealth of Pennsylvania, the payment date thereof shall be extended to the next succeeding business day and such extension of time shall in such case be included in computing such interest or fees, as the case may be. Any such payments or prepayments made shall be applied, first to the payment of unpaid costs and charges due including late fees, then to interest due and payable under the Revolving Loan Note and then to the reduction of the outstanding principal balance thereof. So long as a sufficient Borrowing Base exists, all payments of principal, interest, costs, fees and expenses due to the Lender in connection with this Agreement, the Loan Documents and the Loans shall be made as follows:

          4.7.1 Borrower authorizes and directs the Lender, at the Lender's option, to cause all interest and fees due and payable pursuant to this Agreement in connection with the Revolving Loans to be paid on the due date thereof by charging all such interest payments and fees as and when due, as an advance against the Revolving Credit, and each such advance shall be deemed to be a Revolving Loan and shall bear interest from the date due until paid at the interest rate specified in Paragraph 2.3.1.

          4.7.2 Borrower authorizes and directs the Lender, at the Lender's option, to cure all reasonable or necessary costs, fees, taxes, charges and expenses of any kind or description payable pursuant to this Agreement or paid or incurred by Lender with respect to the Loans hereunder or any Collateral therefor or the Collection of or realization upon same on the due date thereof to be paid by charging such costs, fees or expenses as an advance against the Revolving Credit, each such advance shall be deemed to be a Revolving Loan and shall bear interest from the date due until paid at the interest rate specified in Paragraph 2.3.1.

          4.7.3 Principal payable on account of the Revolving Loans shall be due and payable to the extent and on the date of any collections received with respect to any Proceeds of the Collateral if not otherwise applied to interest or other Obligations, and the outstanding balance thereof shall be paid in full on the earlier of the Revolving Credit Termination Date or on the acceleration of the Obligations under and pursuant to this Agreement.

          4.7.4 The balance of the Obligations, if any, shall be payable as and when provided in this Agreement or other Loan Documents or in any other agreements relating to such Obligation and, if not specified, then on DEMAND. Unless expressly specified otherwise herein or in other Loan Documents, any of such Obligations not paid when due shall bear interest from the due date until paid at the interest rate specified in Paragraph 2.3.1 hereof.

          4.7.5 Anything herein to the contrary notwithstanding, Borrower hereby authorizes Lender, without further order or authorization of Borrower, to charge any Borrower's Deposit Account(s) monthly, on the due date therefor, for all payments of principal and interest and all other amounts due hereunder and under the Notes. Lender shall notify Borrower of any charge to Borrower's account(s) promptly after such charge is made. Lender covenants and agrees that it shall only exercise its rights under this Paragraph if a) the total availability under the Borrowing Base is insufficient to fund any advances made under this Agreement; b) the Lender, in its sole discretion, should reasonably believe that the Borrower has breached any of the Affirmative or Negative Covenants contained in Paragraph 7 of this Agreement; or c) the Lender, in its sole discretion, should reasonably believe that an Event of Default as described in Paragraph 8 has occurred.

     4.8     Statements of Amount Due.  At least once each month, Lender shall
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render to Borrower a statement of Borrower's Indebtedness to Lender hereunder plus interest accrued thereon, which statements shall be considered correct and accepted by Borrower and conclusively binding upon Borrower unless Borrower notifies Lender to the contrary within ten (10) days from the date such statement is delivered setting forth any error claimed by Borrower.

     4.9     Joint and Several Obligations.  Each of the undersigned Borrowers,
             -----------------------------
if more than one, hereby irrevocably designate the other Borrower its attorney-in-fact to borrow, sign and endorse the Revolving Loan Note, and execute and deliver all instruments, documents, writings and further assurances, required hereunder on its behalf. Each Borrower authorizes Lender to pay over or credit all Loan Proceeds to any Borrower for distribution among such Borrowers, as their needs require. Each of the Borrowers affirms and agrees that all Loans, advances, obligations and liabilities hereunder and under the Revolving Loan Note issued pursuant hereto shall be the joint and several obligation of each Borrower, and that each Borrower shall make payment upon the Revolving Loan Note issued pursuant hereto in accordance with its terms, or upon its earlier maturity by acceleration, call or otherwise and that such Borrowers shall in no way be affected by any extensions, renewals or forbearances granted by Lender to them or any of them, failure of Lender to give them or any of them notice of borrowing or other notice, any failure of Lender to pursue or preserve its rights against them or any of them, the release by Lender of any Collateral now or hereafter acquired or any guarantees or obligations, failure of Lender's best efforts in obtaining "commercially reasonable" prices for any Collateral disposed of, and that such agreement by each of such Borrowers to pay upon the Revolving Loan Note issued pursuant hereto is unconditional and does not require prior recourse by Lender to any Collateral .

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

5.     CONDITIONS PRECEDENT.
       --------------------

Any obligation of Lender to make any of the Loans hereunder is subject to the following conditions precedent:

     5.1     Payments.  On or before the Closing Date, Borrower shall have paid:
             --------
(a) the Origination Fee and Collateral Management Fee described in Schedule 2;
(b) all charges, taxes and fees for recording, insurance, title insurance, appraisals, environmental assessments and other items required under this Agreement; and (c) all costs and expenses of Lender in establishing the Loans and perfecting its interest in the Collateral, including, without limitation, the fees and disbursements of Lender's counsel.

     5.2     Documents Required for the Closing.  On or before the Closing Date,
             ----------------------------------
Borrower shall have duly delivered to Lender duly executed original counterparts of the following, all in form and content acceptable to Lender:

          5.2.1     This Agreement;

          5.2.2     The Revolving Loan Note;

          5.2.3     A fully completed and executed Perfection Certificate;

          5.2.4     A Validity Indemnification from each Indemnitor, if any;

          5.2.5     The UCC-1 financing statements as required by Lender;

          5.2.6 UCC-3 Termination Statements with respect to any security interest of record in any of the Collateral prior to the date hereof in favor of any Person other than Lender;

          5.2.7 Landlord waivers and mortgagee waivers with respect to any leased or mortgaged premises of Borrower in which any Collateral is located, and as otherwise required in this Agreement;

          5.2.8     Control Agreement(s) with consent of Depository;

          5.2.9 A certified copy of the Borrower's fire, all risk, public liability, flood and casualty insurance policy or policies evidencing coverage satisfactory to the Lender, with mortgagee and lender loss payable and additional insured endorsements in form and substance satisfactory to the Lender naming the Lender as mortgagee and loss payee and additional insured, as its interest may appear, together with one or more certificates of insurance broker(s) satisfactory to the Lender (Accord 27), setting forth the insurance obtained in accordance with Paragraph 7.1.4 and stating that such insurance is in full force and effect, all premiums then due thereon have been paid and the insurance policies relating thereto comply with Paragraph 7.1.4, and such insurance is adequate and providing not less than 30 days notice to Lender of any change or cancellation of such coverages;

          5.2.10 The initial Borrowing Base Certificate duly completed and executed by Borrower;

          5.2.11 Current Aging of Borrower's Accounts based upon invoice date containing information satisfactory to Lender;

          5.2.12 Copies of all Account Substantiation Documents in effect as of the Closing Date, if required by Lender;

          5.2.13 A tax clearance certificate from each state for which Borrower, each Subsidiary or other entity constituent of Borrower, if any, is required to pay any sales and use taxes, evidencing payment of all sales and use taxes owed by any of them as of the Closing Date:

          5.2.14 A certified (as of the date of the Closing) copy of resolutions of Borrower's and each Subsidiary or other entity constituent of Borrower, if any, boards of directors or other governing agency authorizing the execution, delivery and performance of this Agreement, the Revolving Loan Note, the Collateral and Loan Documents and each other document to be delivered pursuant hereto;

          5.2.15 A certified (as of the date of the Closing) copy of Borrower's and each Subsidiary or other entity constituent of Borrower, if any, by-laws, operating agreement, partnership agreement or other governing documents and all amendments to the foregoing;

          5.2.16 A certificate (dated the date of the Closing) of Borrower's and each Subsidiary or other entity constituent of Borrower, if any, as applicable, corporate secretary or other authorized officer, member or partner as to the incumbency and signatures of the officers, members, partners, Authorized Financial Officer(s) or authorized persons of Borrower, and each Subsidiary or other entity constituent of Borrower, if any, signing this Agreement, the Notes, the Collateral and Loan Documents and each other document to be delivered pursuant hereto;

          5.2.17 A copy, certified as of the most recent date practicable by the Secretary of the State of each entity's state of formation, of Borrower's, each Subsidiary's or other entity constituent of Borrower, if any, certificate of incorporation, partnership or formation, together with a certificate (dated the date of the Closing) of Borrower's and each Subsidiary's or other entity constituent of Borrower, if any, as applicable corporate secretaries or other authorized Person to the effect that such certificate of incorporation, partnership or formation has not been amended since the date of the aforesaid certification;

          5.2.18 Certificates, as of the most recent dates practicable, of the aforesaid Secretary of State and the Secretary of State of each state in which Power2Ship, each Subsidiary or other entity constituent of Power2Ship, if any, is qualified as a foreign corporation, partnership, limited liability company or other entity and the department of revenue or taxation of each of the foregoing states, as to the good standing of Power2Ship, each Subsidiary or other entity constituent of Power2Ship, if any;

          5.2.19 A written opinion of Borrower's counsel, satisfactory to Lender, dated the date of the Closing and addressed to the Lender.

          5.2.20 Mortgage and Lien satisfactions as may be necessary to provide Lender a first Lien on and security interest in the Collateral subject to Lender's Priority Security Interest;

          5.2.21 Copies of all documents evidencing the terms and conditions of any Debt specified as Subordinated Indebtedness or any collateral therefor;

          5.2.22     Master address list of Borrower's Account Debtors;

          5.2.23 A certified copy of fictitious name registration of Borrower filed with the State of Florida; and

          5.2.24 Such other agreements, documents or instruments required by Lender, or its counsel, to evidence the transactions described in this Agreement and perfect the Liens and security interests of Lender in the Collateral.

     5.3     Miscellaneous Conditions
             ------------------------

          5.3.1 The audit of Borrower's Collateral shall have been performed by Lender, the results of which shall be satisfactory to Lender, in its sole discretion.

          5.3.2 Lender shall have received UCC, Lien, tax, judgment and other searches required by Lender.

          5.3.3 All accounts payable of Borrower, which are now or will be as of the Closing Date, outstanding more than 60 days from the date of invoice shall be paid in full

          5.3.4 Lender shall have received copies of all filing receipts and acknowledgments issued by any governmental authority to evidence any recordation or filing necessary to perfect the Lien of the Lender on the Collateral and evidence in a form acceptable to the Lender that such Lien constitutes the Lender's Prior Security Interest and is a valid and perfected lien subject only to Permitted Liens as set forth on Schedule 4.
                                   ----------

     5.4     Legal Matters.  At the time of Closing and each subsequent
             -------------
disbursement, all legal matters incidental thereto shall be reasonably satisfactory to Lender and its counsel.

6.     REPRESENTATIONS AND WARRANTIES.
       ------------------------------

     6.1     Corporate Existence, etc.  To induce Lender to enter into this
             ------------------------
Agreement, Borrower represents and warrants to Lender as follows:

          6.1.1 Power2Ship, Inc. is duly organized and validly existing, and in good standing under the laws of the State of Nevada, has the lawful power to own, lease, encumber and operate its Assets and properties and to engage in the business it conducts, and is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of the business transacted by it or property owned by it makes such qualification necessary. Freight Rate, Inc. is duly organized and validly existing, and in good standing under the laws of the State of Delaware, has the lawful power to own, lease, encumber and operate its Assets and properties and to engage in the business it conducts, and is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of the business transacted by it or property owned by it makes such qualification necessary. The addresses of all places of business of Borrower are as set forth in the Perfection Certificate. Borrower has no Subsidiaries or other entities constituent of Borrower, or Affiliates except as described in the Perfection Certificate. Borrower, except as disclosed to Lender, has not changed its name, been the surviving entity in a merger, acquired any business, or changed its principal executive offices within five (5) years and one (1) month prior to the date hereof;

          6.1.2 Borrower has the requisite power and authority, corporate, partnership, limited liability company or otherwise, to enter into and perform this Agreement, the Revolving Loan Note and the Loan Documents to which it is a party and to incur the Obligations herein and therein pro-vided for and has taken all proper and necessary action to authorize the execution, delivery and performance of this Agreement, the Revolving Loan Note and the Loan Documents which are duly and validly executed and constitute legal, valid, and binding obligations of Borrower enforceable in accordance with their respective terms;

          6.1.3 Borrower is not in default with respect to any of its existing Indebtedness or under any agreement, commitment, lease, contract, deed of trust, mortgage, note or other Instrument, and the making and performance of this Agreement, the Revolving Loan Note and the Loan Documents will not immediately, with the passage of time, with the giving of notice or both: (a) violate the charter, by-laws, partnership agreement, operating agreement, or other organizational documents of Borrower or, in any material respect, violate any Laws, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Borrower; or (b) result in a default under any con-tract, agreement, indenture, note, loan or credit agreement, license, lease or instrument to which Borrower is a party or by which it or its property is bound; or result in the creation or imposition of any security interest in or Lien or encumbrance upon any of the Assets of Borrower except such as are in favor of Lender;

          6.1.4 No holder of any Indebtedness of Borrower has given notice of any asserted default thereunder. No liquidation or dissolution of Borrower and no receivership, insolvency, bankruptcy, reorganization or other similar proceeding relative to Borrower or their properties is pending or, to the knowledge of Borrower, threatened against them;

          6.1.5     Except as described in Schedule 4, there are no pending
                                      ----------
orders, notices, litigation, actions, claims, suits, proceedings or investigations pending, or, to the knowledge of Borrower, threatened or reasonably anticipated against or affecting Borrower at law or in equity or before or by any governmental instrumentality or agency (domestic or foreign), commission, board, bureau, arbitrator or arbitration panel which may be expected to result in any Material Adverse Change in the business, operations, prospects, properties or Assets (including, without limitation, the Collateral), or condition (financial or otherwise) of Borrower . There is no judgment, liability or award, which may be expected to result in any Material Adverse Change in the business, operations, prospects, properties or Assets (including, without limitation, the Collateral), or condition (financial or otherwise) of Borrower. Borrower is not in default with respect to any judgment, order, writ, injunction, decree, rule, award or regulation of any court, governmental instrumentality or agency, commission, board, bureau, or arbitrator or arbitration panel;

          6.1.6 Borrower does not know of, or anticipate any Material Adverse Change in its Assets, Liabilities, properties, business, or condition (financial or otherwise);

          6.1.7 Borrower has good and marketable title to all of its properties and Assets, subject to no security interest, encumbrance or Lien, or the claim of any third person, except for Permitted Liens;

          6.1.8 The Financial Statements presented and to be presented to Lender, including any related schedules and notes appended thereto, have been and will be prepared in accordance with GAAP and fully and fairly present in all material respects the financial condition of Borrower at the dates thereof and the results of operations for the periods covered thereby. There have been no Material Adverse Changes in the financial condition or business of Borrower from the date such Financial Statements were presented to Lender to the date hereof;

          6.1.9     As of the date hereof, Borrower does not have any direct
or contingent liability or material Indebtedness of any nature, including, without limitation, liabilities for taxes and any interest or penalties relating thereto, except to the extent reflected (in a footnote or otherwise) and reserved against in the Financial Statements of Borrower delivered to Lender prior to the date hereof or as disclosed in Schedule 4. Borrower does not know
                                            ----------
and has no reasonable grounds to know of any basis for the assertion against Borrower of any material Indebtedness of any nature not fully reflected and reserved against in its Financial Statements;

          6.1.10 Borrower has filed or caused to be filed all federal, state and local tax returns and other reports it is required by Law to file prior to the date hereof and which are material to the conduct of its business, or has timely filed requests for extensions to file the same as permitted by Law, and has paid or caused to be paid all taxes, assessments and other governmental charges due and payable prior to the date hereof, and has made adequate provision for the payment of such taxes, assessments or other charges accruing but not yet payable. Borrower does not have any knowledge of any deficiency or additional assessment in a material amount in connection with any taxes, assessments or charges not provided for on its books and Records;

          6.1.11 Borrower has complied in all material respects with all applicable Laws with respect to: (a) any restrictions, specifications or other requirements pertaining to products that Borrower imports, manufactures or sells or to the services it performs; (b) the con-duct of its business and (c) the use, maintenance and operation of the real and personal properties owned or leased by it in the operation of its business;

          6.1.12 No representation, warranty or statement by Borrower contained herein or in any certificate or other document furnished pursuant hereto contains any untrue statement of material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made;

          6.1.13 No recording, filing, registration, notice or other similar action is required in order to insure the legality, validity, binding effect or enforceability of this Agreement or the Revolving Loan Note or the other documents and instruments executed hereunder as against all persons, other than such filings as may be required under the UCC and mortgages to perfect Lender's interest in all real property owned by Borrower;

          6.1.14     Except as described on Schedule 4, there are no Liens or
                                            ----------
security interests in any of the Borrower's Assets and Borrower does not know of any circumstances which might lead to the imposition of any Lien;

          6.1.15     Except as described on Schedule 4, or as disclosed in the
                                            ----------
Financial Statements of Borrower provided to Lender, Borrower does not has any material leases, contracts or commitments of any kind (such as employment agreements; collective bargaining agreements; powers of attorney; distribution arrangements; patent, trademark or copyright license agreements; contracts for future purchase or delivery of goods or rendering of services; bonus, pension and retirement Plans; or accrued vacation pay, insurance and welfare agreements); all parties (including Borrower) to all such material leases, contracts and other commitments to which Borrower are parties have complied with the provisions of such leases, contracts and other commitments; no party is in default under any thereof and no event has occurred which, but for the giving of notice or the passage of time or both, could constitute a default;

          6.1.16 Borrower is in compliance in all material respects with all applicable provisions of ERISA;

          6.1.17 Borrower does not have any Defined Benefit Pension Plan, as that term is defined in ERISA;

          6.1.18     Except as disclosed in the Financial Statements or on
Schedule 4, or in the ordinary course of Borrower's business, no officer of
----------
Borrower, and no other Affiliate of Borrower is currently a party to any transaction with Borrower, including, without limitation, any contract, agreement or other arrangement providing for the employment of, furnishing of advisory or other services by, rental of real or personal property from, or otherwise requiring payments to, any such officer or Affiliate;

          6.1.19 No Event of Default has occurred and is continuing or is about to occur;

          6.1.20 The Obligations and Indebtedness of Borrower under this Agreement, the Revolving Loan Note and any other Loan Document are not subordinated in right of payment or otherwise to any other obligation of Borrower or to the rights of others;

          6.1.21 There are no strikes, work stoppages, material grievance proceedings or other material controversies pending or, to the best of Borrower's knowledge, threatened between Borrower and any employees engaged in the business of Borrower or any union or other collective bargaining unit representing such employees. Borrower has complied and is in compliance with all Laws relating to the employment of labor, including, without limitation, provisions relating to wages, hours, collective bargaining, occupational safety and health, equal employment opportunities and the withholding of income taxes and social security contributions, the non-compliance of which might have a Material Adverse Effect on its business, operations, prospects, Assets, properties or condition (financial or otherwise);

          6.1.22     Except as disclosed to Lender in Schedule 4, Borrower shall
                                                      ----------
not pay any commission or finder's fee payable in connection with the Loans;

          6.1.23 Each Account is: (a) genuine and authentic, (b) in all respects, what it purports to be, and (c) represents the bona fide sale of Goods or performance of services in the ordinary course of the Borrower's business to the Account Debtor named in each such Account. The amount set forth on the invoice or other billing statement for such Account is true and correct. Each Account used as a base for borrowing hereunder is an Eligible Account;

          6.1.24 Borrower is not party to or bound by any agreement or instrument or subject to any corporate or other restriction the performance or observance of which now has or, as far as Borrower can reasonably foresee, may have a Material Adverse Effect, financial or otherwise, upon the Assets or business of Borrower.

          6.1.25 Borrower is not now and will not be engaged principally or, as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying or trading in any margin stocks or margin securities (within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System) or other securities, and no part of the proceeds of the Loans hereunder has been or will be applied for the purpose of purchasing or carrying or trading in any such stock or securities or of refinancing any credit previously extended, or of extending credit to others, for the purpose of purchasing or carrying any such margin stock, margin securities or other securities in contravention of such Regulations.

          6.1.26 Borrower does not operate or do business under any assumed, trade or fictitious names except as described in the Perfection Certificate.

          6.1.27 To the actual knowledge of Borrower, no director, employee, principal shareholder or Control Person of Borrower is a director, employee, principal shareholder or Control Person of Lender and no employee, partner or Control Person of Lender is in Control of Borrower.

          6.1.28 Borrower does not know of any activity at any real property or facility owned or operated by Borrower (each a "Property") which has been conducted, or is being conducted, except in compliance with all Environmental Laws, statutes, ordinances, regulations, orders, and requirements of common law concerning (a) those activities, (b) repairs or construction of any improvements, (c) handling or storing of any materials, (d) discharges to the air, soil, surface water or ground water, and (e) storage, treatment or disposal of any waste at or connected with any activity at any Property.

          6.1.29 Borrower does not know of the presence of any contamination on the Property. As used in this Agreement, the term "contamination" shall mean the uncontained presence of hazardous substances at the Property, or arising from the Property, which may require remediation under any applicable law; and the term "hazardous substances" shall mean "hazardous substances" or "contaminants" or "regulated substances" as defined pursuant to any applicable Environmental Laws, if such presence would require removal or remediation thereof under such Environmental Law.

          6.1.30 Borrower does not know of any chemical, material or substance, exposure to which is prohibited, limited or regulated by a federal, state or local government agency, authority or body, or which, even if not so regulated, to the best of Borrower's knowledge after due investigation, may or could pose a hazard to health and safety of the occupants of the Property or the owners or occupants of property adjacent to or in the vicinity of the Property.

          6.1.31 Borrower does not know of any investigation of any Property for the presence of radon or radon gas or the presence of the radioactive decay products or radon.

          6.1.32 No tanks presently or formerly used for the storage of any liquid or gas above or below ground are present on any Property.

     6.2     Solvency.  Borrower has sufficient capital to carry on all
             ---------
businesses and transactions in which it now engages or is about to engage, is solvent and will continue to be solvent after incurring the Loans and creating security interests of Lender in the Collateral.

     6.3     Investment Company.  Borrower is not an "investment company," or a
             -------------------
company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     6.4     Survival.  All of the representations and warranties set forth in
             --------
Paragraph 6.1 shall survive until all Obligations are satisfied in full.

     6.5     Names and addresses of Borrower.
             -------------------------------

          6.5.1 The addresses of all places of business of Borrower and each trade name and trade style utilized by Borrower and the address related to each such name are as set forth in the Perfection Certificate.

          6.5.2 The addresses where Borrower keeps the Collateral and its books and Records concerning the Collateral are as set forth in the Perfection Certificate.

          6.5.3 The addresses at which Inventory and Assets are located are as set forth in the Perfection Certificate.

7.     BORROWERS' COVENANTS.
       --------------------

     7.1     Affirmative Covenants.  Borrower does hereby covenant and agree
             ---------------------
with Lender that, so long as any of the Obligations remain unsatisfied, it will:

          7.1.1 Furnish Lender: (a) within twenty (20) days after the close of each monthly accounting period in each fiscal year of Borrower, its monthly trial balances and month-end reports all in reasonable detail and subject to year-end adjustments, together with such other financial statements prepared by Borrower for management during such monthly period; (b) within forty-five (45) days after the close of each quarterly accounting period in each fiscal year of Borrower, Consolidated and consolidating income statements and balance sheets and statements of changes in financial position of Borrower and its Affiliates, if any, all as of the end of such quarterly period, prepared by the Authorized Financial Officer of Borrower, all in reasonable detail, and prepared in accordance with GAAP; (c) within ninety (90) days after the close of each fiscal year of Borrower: (i) Consolidated and consolidating income statements and balance sheets of Borrower, and its Affiliates, if any, all as of the end of such fiscal year; and (ii) Consolidated and consolidating statement of stockholders' equity and a statement of changes in financial position; all in reasonable detail, including supporting schedules and comments, such annual statements, to be reviewed by, an independent certified public accountant selected by Borrower, and acceptable to Lender, to have been prepared in accordance with GAAP. Lender shall have the right, from time to time, to discuss Borrower's financial affairs directly with Borrower's independent certified accountants; (d) contemporaneously with each (i) monthly and quarterly report required by the foregoing paragraphs, a certificate of the Authorized Financial Officer of Borrower, and (ii) year end financial reports required by the foregoing paragraphs, a certificate by Borrower's independent certified public accountant, in each case stating that the signer of such certificate has individually reviewed the provisions of this Agreement and that a review of the activities of Borrower during such monthly, quarterly or yearly period, as the case may be, has been made by or under the supervision of the signer of such certificate with a view to determining whether Borrower has kept, observed, performed and fulfilled all their obligations under this Agreement, and that, to the best of his/her knowledge, Borrower has observed and performed each and every undertaking contained in this Agreement and is not at the time in default in the observance or performance of any of the terms and conditions hereof or, if Borrower shall be so in default, specifying all such defaults and events of which he/she may have knowledge and the proposed cure of such defaults; (e) at Lender's request, copies of all receipts, if available or other evidence of the payment, of United States withholding, FICA and other applicable state and local payroll taxes, as such payments are made, and copies of each quarterly, or as otherwise required by the Internal Revenue Service, FICA and FUTA income tax withholding forms filed by Borrower, Borrower, acknowledges that Borrower is responsible for the timely payment, when due, of all such taxes; (f) within five
(5) days after the close of each calendar month, a Borrowing Base Certificate, an accounts receivable and accounts payable aging and listing all as of the end of the immediately preceding month in form satisfactory to Lender. All agings submitted hereunder shall reflect an allocation to the corresponding invoice(s) of any and all payments or credits (or any part thereof) received or given by Borrower; (g) within five (5) days after the close of each calendar month, and at Lender's reasonable request, in form satisfactory to Lender, an Accounts reconciliation which sets forth, together with such other information requested by Lender, a listing of all miscellaneous debits and credits to Borrower's Accounts, sufficient in detail to enable Lender to reconcile the differences, if any, between the balance of Borrower's Accounts as shown on Lender's books and Records, and the balance of such Accounts shown on Borrower's books and Records. Upon receipt of such reconciliation, the value of Borrower's Accounts on Lender's Records shall be adjusted as appropriate and shall be reflected by Borrower in the next Borrowing Base submitted by Borrower to Lender hereunder;
(h) within five (5) days after the close of each calendar month, and at Lender's reasonable request, an update and list of all changes to the master address list of Borrower's Account Debtors; (i) at Lender's request, all Shipping Documents evidencing the shipment of Goods which gave rise to the Accounts, completion certificates or other proof of the satisfactory performance of services that gave rise to an Account, and Borrower's copy of any written order or contract that gave rise to the Account; (j) weekly, on or before Tuesday of each week for the calendar week ending on the Friday of the immediately preceding week, a Borrowing Base Certificate of Borrower; (k) at Lender's request, Borrower shall submit copies of the invoices for each Account of Borrower or Borrower's sales journal or such other Records acceptable to Lender in substitution thereof; (l) within five (5) days of the close of each calendar month and at other times as Lender may request, an Inventory Certificate; (m) within ten (10) days after filing, copies of the federal income tax returns filed (together with all schedules) or extensions requested by Borrower ; and (n) such additional financial information regarding Borrower and its operations and financial condition as Lender may, from time to time, reasonably require;

          7.1.2 Cause Indemnitor, if any, to furnish to Lender: (a) not later than ninety (90) days after the close of each calendar year, financial statements of Indemnitor, in form and content acceptable to Lender; (b) within 10 days of filing, copies of Indemnitor's federal tax returns (together with all schedules) or extensions requested by Indemnitor; and (c) such other financial information regarding Indemnitor as Lender may, from time to time, require;

          7.1.3 Maintain the Collateral and its other properties in good condition and repair (normal wear and tear excepted) and will pay and discharge or cause to be paid and discharged when due the costs of repairs to or maintenance of the same and will pay or cause to be paid, all rental or mortgage payments due on the real estate owned or leased by Borrower. Borrower hereby agrees that in the event Borrower fails to pay or causes to be paid any such payment, Lender may do so and be immediately reimbursed by Borrower therefor;

          7.1.4 Maintain or cause to be maintained, take out, pay for and keep in effect or cause to be taken out, paid for, and kept in effect, so long as the Obligations remain unsatisfied, such insurance against risks, including without limitation, commercial general liability and property damage, fire and extended coverage with respect to the Collateral owned by any Borrower (to the extent of its full insurable replacement value), vandalism and malicious mischief and sprinkler leakage coverage and coverage against such other hazards, as are customarily insured against by companies in the same or similar business, and such other hazards as Lender may, from time to time reasonably require, including flood hazard to the extent any Property is located in an area designated or identified as an area having specified flood hazards, all in amounts and with such insurance carriers as may be satisfactory to Lender, and will deliver to Lender, upon their issuance, insurance policies for all insurance then in force. All renewal and substitute policies of insurance shall be delivered to Lender, premium paid, at least fifteen (15) days prior to the termination of the policies previously delivered to Lender. All such insurance policies will name Lender as loss payee and/or additional insured, as required by Lender, and contain a provision whereby they may not be canceled or amended except upon thirty (30) days written notice to Lender and shall be endorsed with a standard mortgagee or loss payee clause, as applicable, in favor of Lender and not subject to contribution. Borrower shall cause all hazard insurance policies and any policies insuring the Collateral covered by this Agreement to provide, and the insurers issuing such policies to certify to Lender, that (a) the interest of Lender shall be insured regardless of any warranties, declarations and conditions contained in such policies; (b) if such insurance be proposed to be canceled or materially changed for any reason whatsoever, such insurer will promptly notify Lender and such cancellation or change shall not be effective as to Lender for thirty (30) days after receipt by Lender of such notice, unless the effect of such change is to extend or increase coverage under the policy;
(c) Lender will have the right at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default; and (d) loss payments in each instance will be payable to Lender as mortgagee or secured party, or otherwise as its interest may appear. Without limitation of the foregoing, such Proceeds may be applied at Lender's option in whole or in part toward (a) the repair or replacement of any Collateral of Borrower that has been damaged or destroyed and in respect of which the insurance Proceeds were payable or (b) the payment or prepayment of the outstanding principal of any of the Obligations and interest accrued thereon. From and after the occurrence, and during the continuation of an Event of Default, Borrower hereby irrevocably appoints Lender as its agent to sign and endorse any and all checks, drafts or other instruments payable to Borrower representing insurance Proceeds, and to satisfy any and all claims in connection therewith;

          7.1.5 Pay or cause to be paid when due, all taxes, assessments and charges or levies imposed upon them or on any of their property or which they are required to withhold and pay over, except where contested in good faith by appropriate proceedings with adequate reserves therefor having been set aside on their books; but Borrower shall pay or cause to be paid all such taxes, assessments, charges or levies forthwith whenever foreclosure on any lien that attaches (or security therefor) appears imminent;

          7.1.6 Collect its Accounts only in the ordinary course of business;

          7.1.7 Keep accurate and complete in all material respects, books and Records relating to Accounts, Inventory, receivables, other Collateral, and business affairs consistent with sound accounting practices; keep complete and accurate Records (including all books of original and final entry, computer programs, soft-ware, stored material and data banks associated with or arising out of their business, operations and/or record keeping) and make all necessary entries therein to reflect the transactions and facts giving rise to Accounts, Chattel Paper, Inventory, receivables and other Collateral, and all payments, debits, credits and adjustments applicable thereto;

          7.1.8 Within ten (10) days of the commencement of the same, give notice to Lender of: (a) any litigation in which Borrower is a party to the extent the liability of Borrower in respect of such litigation is reasonably expected to exceed $10,000, and (b) the institution of any other suit or any administrative proceeding against Borrower that might materially and adversely affect its individual operations, financial condition, property or business;

          7.1.9 Maintain financial records in accordance with GAAP and, upon reasonable notice by Lender, permit any authorized representative designated by Lender to visit at reasonable times and inspect any of the Properties of Borrower (including, without limitation, their books of account, Records, correspondence and other papers and to make extracts therefrom) and to discuss its affairs, finances and accounts with its officers and its independent certified public accountants or other parties preparing statements for or on behalf of Borrower;

          7.1.10 Maintain its corporate, partnership, limited liability company or other entity existence in good standing; make no material change in the nature or character of its business and not engage in any business which is materially different from the business in which it is currently engaged; maintain and keep in full force and effect all licenses and permits necessary to the proper conduct of its business; and operate its business strictly in accordance with applicable federal, state and local law;

          7.1.11 Execute such other and further documents, including, without limitation, indemnity agreements, deeds of trust, security agreements, Pledge Agreements, Control Agreements, assignments, financing statements, continuation statements and the like as may, from time to time, in the reasonable opinion of Lender or Lender's counsel, be necessary to perfect, confirm, establish, reestablish, continue or complete Lender's security interest in the Collateral and the purposes and intentions of this Agreement, it being the intention of Borrower to provide hereby a full and absolute warranty of further assurance to Lender. If Borrower fails to execute any such documents within five (5) days of being reasonably requested to do so by Lender, Borrower hereby appoints Lender or any officer of Lender as Borrower's attorney-in-fact for purposes of executing such documents in Borrower's name, place and stead, which power of attorney shall be considered to be coupled with an interest and irrevocable;

          7.1.12 Notify Lender immediately of the occurrence of any Event of Default hereunder, under the agreements, documents or instruments, evidencing Loans by Lender to Borrower or of any fact, condition or event that only with the giving of notice and/or passage of time, or both would become an Event of Default, or of the failure of Borrower to observe any of its undertakings hereunder;

          7.1.13 Notify Lender ninety (90) days in advance of any change in the location of any of its places of business or of the establishment of any new or the discontinuance of any existing place of business and furnish to Lender any new or replacement UCC-1 financing statements, duly signed by Borrower necessary to keep perfected Lender's security interest in the Collateral;

          7.1.14 Pay when due (or within applicable grace periods) all Indebtedness due third Persons, except when the amount thereof is being contested in good faith, by appropriate proceedings and with adequate reserves therefor being set aside on the books of Borrower. If default be made by Borrower in the payment of any principal (or installment thereof) of, or interest on, any such Indebtedness, the Lender shall have the right, in its discretion, to pay such interest or principal for the account of Borrower and be reimbursed by Borrower therefor;

          7.1.15 If Lender should reasonably believe that the Borrower has breached any of the Affirmative or Negative Covenants contained in Paragraph 7 of this Agreement or that an Event of Default as described in Paragraph 8 has occurred, Permit Lender, its officers, employees, designees and agents to, without prior notice to Borrower, have access to inspect and audit the Collateral without hindrance or delay, such Collateral audits to be performed at the times determined by Lender in its sole discretion;

          7.1.16 Permit Lender, its officers, employees, designees and agents, at any time and from time to time, upon the giving of three (3) Business Days notice, during regular business hours, to have access, to inspect and audit, the Collateral without hindrance or delay, such Collateral audits to be performed at the times determined by Lender in its sole discretion;

          7.1.17 Permit Lender, its officers, employees, designees and agents, without hindrance or delay, at such times as Lender deems reasonably appropriate, upon the giving of three (3) Business Days notice, to have access to, audit, inspect, and make copies of or extracts from all of Borrower's books and Records including, without limitation, all journals, orders, receipts and correspondence and any other books and Records pertaining to Borrower's business which Lender may request, wherever located;

          7.1.18 Cause all persons, including computer service bureaus, bookkeeping services, accountants, auditors and the like, within three (3) Business Days of the Lender's demand for access to the same, to make all such books and Records in their possession available to Lender, its officers, employees, designees and agents. If deemed necessary by Lender, and in Lender's sole discretion there has occurred an Event of Default under Paragraph 8 of this Agreement or a breach of the Affirmative or Negative Covenants contained in Paragraph 7, Lender may immediately remove said books and Records from any Borrower's place of business or any other place where the same may be found for the purposes of examining, auditing or reproducing the same. Any books or Records so removed by Lender shall be returned by Lender as soon as Lender shall have completed its inspection, audit or reproduction thereof;

          7.1.19 Take all necessary steps to preserve its corporate, partnership, limited liability company or other entity existence and franchises and comply with all present and future Laws applicable to it in the operation of its business, and all material agreements to which it is subject except those with respect to which the failure to do so would not have a Material Adverse Effect on Borrower;

          7.1.20 Do all acts and make all such filings as may be necessary to ensure that Borrower is duly qualified to do business in all jurisdictions in which the conduct of its business or the ownership of its properties makes such qualification necessary;

          7.1.21 If any Account is or becomes Chattel Paper and/or evidenced by a Promissory Note, trade acceptance or any other Instrument for the payment of money, promptly deliver such Chattel Paper and/or Instrument to Lender appropriately endorsed to Lender's order. Regardless of the form of such endorsement, Borrower hereby waive presentment, demand, dishonor, notice of dishonor, protest and notice of protest, and all other notices with respect thereto;

          7.1.22 Immediately notify Lender if any Account arises out of a contract with the United States or any department, agency, or instrumentality thereof, and execute any documents or instruments and take any steps required by Lender so that all monies due and to become due under such Accounts or Contracts shall be assigned to Lender and notice thereof given to the government under the Federal Assignment of Claims Act;

          7.1.23 Within five (5) days of the creation of the same, promptly notify Lender in writing of any agreement (express or implied) under which any terms of sale (written or oral) materially differ from original terms or normal operating procedures that may have been or will be granted;

          7.1.24 When requested by Lender from time to time, give Lender specific assignments and schedules of Accounts after they come into existence, the form and content of such assignments and schedules to be satisfactory to Lender;

          7.1.25 Upon Lender's reasonable request, instruct Borrower's outside computer service company and accountants that Lender is irrevocably empowered to have full access to and to have printouts and all information respecting Borrower's financial records maintained by Borrower's outside computer service company and/or accountants respecting any and all financial Records now or hereafter maintained by the same on account of Borrower at Borrower's expense and Lender will notify Borrower of any such contact;

          7.1.26 Promptly notify Lender within five (5) days of the occurrence or discovery of any event which would cause or has caused all or any part of a previously Eligible Account to become ineligible;

          7.1.27 Execute and deliver to Lender any instrument, document, assignment or other writing which Lender deems necessary or desirable to carry out the terms of this Agreement or to enable Lender to perfect or enforce its Liens and security interests in the Collateral;

          7.1.28 Pay Lender on demand the cost of collection or enforcement, including reasonable attorney's fees, of all Accounts or other Collateral, if Lender undertakes such collection or enforcement together with all taxes, charges and expenses of any nature paid or incurred by Lender under or with respect to Loans hereunder or any of the Collateral therefor, or Lender may charge any bank account of Borrower of any nature for such amounts;

          7.1.29 Enter into Subordination Agreements with Lender and those certain creditors described in Schedule 4, Section 5.3.4, where the creditors described therein subordinate their security interest in certain items of collateral, as described in Schedule 4, Section 5.3.4, on such terms and conditions acceptable to Lender, to the security interest granted to the Lender in this Agreement and other Loan Documents between Borrower and Lender;

          7.1.30 Enter into a Subordination Agreement with Lender and such other Person(s), as applicable, who have made loans to Borrower, to provide that the loan payable to any such Person and any collateral security therefor will be subordinated to Lender on such terms and conditions acceptable to Lender;

          7.1.31 Indemnify and agree to protect, defend and hold harmless Lender, any entity which "controls" Lender, within the meaning of Section 15 of the Securities Act of 1933, as amended, or is under common control with Lender and any member, partner, officer, director, official, agent, employee or attorney of Lender, and their respective heirs, administrators, executors, successors and assigns (collectively, the "Indemnified Parties"), from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable attorneys' fees incurred in defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with this Agreement, the Loan Documents or the transactions contemplated herein and therein (unless determined by a final judgment of a court of competent jurisdiction to have been caused by the gross negligence or willful misconduct of the Indemnified Parties), including, without limitation, (a) losses, damages (including consequential damages payable to third parties), expenses or liabilities sustained by Lender in connection with any environmental inspection, monitoring, sampling or cleanup of any real estate or other Collateral owned or operated by Borrower, required or mandated by any applicable environmental law;
(b) any untrue statement of a material fact contained in information submitted to Lender by Borrower or the omission of any material fact necessary to be stated therein in order to make such statement not misleading or incomplete; (c) the failure of Borrower to perform any undertakings or obligations herein required to be performed by Borrower ; and (d) the ownership, occupancy, operation, use or maintenance of any Property or Collateral; (e) any breach of any covenant, warranty, representation or other provision of this Agreement or the Loan Documents; (f) any sale, lease, encumbrance or other disposition of any of the Collateral, as that term is defined herein; (g) any alleged violation of any Law, regulation or ordinance by Borrower in connection with this Agreement or any other agreement or instrument with Borrower; (h) any personal injury or property damage alleged to have been suffered in connection with the ownership, use, possession, sale, lease or other disposition of any Collateral; or (i) any claim by any person arising out of Borrower's breach of warranty or failure to perform any of Borrower's obligations under any contract regarding the use, sale, lease or other disposition of any Collateral. Borrower further agrees to reimburse Lender for all reasonable counsel fees and costs expended or incurred by Lender in connection with the foregoing. This indemnification shall survive, for the period of the applicable statute of limitations, the termination of this Agreement.

          7.1.32 In case any action shall be brought against Lender or any other Indemnified Party in respect to which indemnity may be sought against Borrower, Lender or such other Indemnified Party shall promptly notify Borrower and Borrower shall assume the defense thereof, including the employment of counsel selected by Borrower and satisfactory to Lender, the payment of all reasonable costs and expenses and the right to negotiate and consent to settlement. The failure of Lender to so notify Borrower shall not relieve Borrower of any liability they may have under the foregoing indemnification provisions from any liability which Borrower may otherwise have to Lender, or any of the other Indemnified Parties, except to the extent materially prejudiced by such delay or failure of notice. In the event that Borrower shall not be proceeding diligently to defend such claim, Lender shall have the right, at its sole option, to employ separate counsel in any such action and to participate in the defense thereof, all at Borrower's sole cost and expense. Borrower shall not be liable for any settlement of any such action effected without the applicable Person's consent (unless Borrower fails to defend such claim), but if settled with Borrower's consent, or if there be a final judgment for the claimant in any such action, Borrower agrees to indemnify and save harmless Lender from and against any loss or liability by reason of such settlement or judgment;

          7.1.33 Immediately notify Lender should any circumstances arise that might lead to imposition of a Lien pursuant to any Environmental Law, as such statutes may be amended from time to time and take such actions as may be necessary to prevent such Lien from attaching to any of the Collateral;

          7.1.34 Obtain all Permits required to be obtained from any Governmental Authority under any law, rule or regulation, including any Environmental Law, shall maintain all Permits required to be maintained under any such laws, rules or regulations, and shall immediately notify Lender of Borrower's failure to obtain or maintain any Permit required to be obtained or maintained under any such laws, rules or regulations;

          7.1.35 Within ninety (90) days from the Closing Date, furnish Lender with copies of Certificates of Good Standing from the Secretary of State of Delaware and the Secretary of State of each state in which Freight Rate, Inc., each Subsidiary or other entity constituent of Freight Rate, Inc., if any, is qualified as a foreign corporation, partnership, limited liability company or other entity and the department of revenue or taxation of each of the foregoing states, as to the good standing of Freight Rate, Inc. and each of their Subsidiaries in said State(s), in addition to certificates evidencing their authority to do business in said states; and

          7.1.36 Within sixty (60) days from the Closing Date, furnish Lender with copies of Subordination Agreements acceptable to Lender in its sole discretion, which are to be executed by and enforceable against the Holders of 14.25% Secured Convertible Debentures c/o Newbridge Securities Corporation, 1451 West Cypress Creek Road, Suite 204, Fort Lauderdale, Florida 33309. The total value of the subordinated obligations to be provided within sixty (60) days of the Closing Date under this paragraph, when taken with all Subordination Agreements previously executed in favor of Lender in form acceptable to Lender, must equal or exceed 90% of the sum of the face value of all 14.25% Secured Convertible Debentures issued plus the face value of all Series B 5% Secured Convertible Debentures issued.

     7.2     Negative Covenants.  Without the prior written consent of Lender,
             ------------------
which consent shall not be unreasonably withheld, Borrower shall not:

          7.2.1 Change its name, its place of business, or, if more than one, chief executive office or its mailing address, organizational identification number, if it has one; change its type of organization, jurisdiction of organization or other legal structure or enter into any merger, consolidation, reorganization or recapitalization;

          7.2.2 Create, incur or assume or permit to exist any liability for borrowed money or lease except for unsecured subordinated debt, borrowings from Lender, the existing Indebtedness set forth on Schedule 4 or purchase money
                                               ----------
loans or leases incurred to purchase or lease Equipment used in the ordinary course of Borrower's business provided that; (a) any Liens created to secure such Debt shall be created within 6 months of the acquisition or lease of the related asset; (b) such Liens do not at any time encumber any property other than the property financed by such Debt (c) the amount of Debt secured thereby is not increased; and (d) the principal amount of Debt secured by any such Lien shall at no time exceed one hundred percent (100%) of the original purchase price or lease payment amount of such property at the time it was acquired;

          7.2.3 Wind up, liquidate or dissolve its affairs, enter into any merger, consolidation, reorganization or recapitalization, reclassify its capital stock or make any change to its formation documents;

          7.2.4 Sell, transfer, assign, lease or otherwise dispose of all or (except in the ordinary course of business) any material part of its Assets, nor permit the transfer of any Collateral or Property or any interest of Borrower therein;

          7.2.5 Factor any of its Accounts, nor grant, create, incur or permit to exist any mortgage, pledge, a security interest in or Lien upon, or for any other purpose assign or transfer, either absolutely or as collateral security, any of the Collateral except in favor of Lender;

          7.2.6 Notify any Account Debtor to make payment except to the Lock Box, or request an Account Debtor to withhold or stop any payment otherwise directed by Lender;

          7.2.7 Become liable, directly or indirectly, as guarantor, surety, endorser or otherwise for any obligation of any other person, firm, or corporation except for endorsement of commercial paper for deposit or collection in the ordinary course of business;

          7.2.8 Declare or pay any dividends (other than a 10% dividend equaling $99,000 payable annually in arrears commencing on June 30, 2004, at its sole discretion and provided no Event of Default has occurred under the Loan Documents, in cash or shares of its common stock, to the current owners of its Series B Preferred Stock), return any capital to any of its stockholders, partners, members or other principals, authorize or make any distribution, payment or delivery of property or cash to its stockholders, partners, members or other principals, or make any other payment or distribution on account of its stock or other ownership interest in cash or in equity except with regards to any preferred stock which was issued prior to the execution of this Agreement, and except to the extent necessary to pay the income taxes payable by the shareholders, partners or members of Borrower, if Borrower is a Subchapter S Corporation, partnership or limited liability company;

          7.2.9 Make any loan or advance to any officer, shareholder, member, partner, director or employee of Borrower, or any of their Affiliates, except for temporary advances in the ordinary course of business;

          7.2.10 Purchase or otherwise invest in or hold securities, non-operating real estate or other non-operating Assets, except: (a) direct obligations of the United States of America; (b) the present investment in any such Assets; (c) operating Assets that hereafter become non-operating Assets; and (d) investment in bank certificates of deposit at banks subject to a Control Agreement;

          7.2.11 Enter into any new agreement to rent or lease any real or personal property or enter into any arrangement with any bank, insurance company or other lender or investor providing for the leasing of any real or personal property or equipment (a) which has been or is sold or transferred by Borrower to such lender or investor or (b) which has been or is being acquired from another Person by such lender or investor or (c) on which one or more buildings have been or are to be constructed by such lender or investor, for the purpose of leasing such property to Borrower ;

          7.2.12 Make or furnish Lender any financial statement, representation, warranty, certificate or other document, statement or information that will contain any untrue, incorrect or incomplete statement of material fact or that will omit to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished;

          7.2.13 Directly or indirectly apply any part of the proceeds of the Loan to the purchasing or carrying of any "margin stock" within the meaning of Regulation G, T, X or U of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder;

          7.2.14 Prepay any Subordinated Indebtedness, Indebtedness for borrowed money, or Indebtedness secured by any of its Assets (except the Obligations) or enter into or modify any agreement as a result of which the terms of payment of any of the foregoing Indebtedness are waived or modified;

          7.2.15     Enter into a sale-leaseback or synthetic lease transaction;

          7.2.16 Acquire any stock of, membership or partnership interest in, or all or substantially all of the Assets of, any Person;

          7.2.17     Change its fiscal year;

          7.2.18 Assign or attempt to assign this Agreement or any other Loan Document or any of its rights, duties or obligations hereunder or thereunder; or.

          7.2.19 Store, locate, move or relocate all or any portion of the Collateral or the Records related thereto in or to any other location except upon thirty (30) days prior written notice to Lender.

8.     DEFAULT.
       -------

     8.1     Events of Default.   The occurrence of any one or more of the
             -----------------
following events shall constitute an "Event of Default" hereunder:

          8.1.1 Any Obligor shall fail to pay any installment of principal, interest, fee or Obligation within three (3) Business Days of when the same is due;

          8.1.2 Any Obligor shall fail to observe or perform any other obligation or covenant required to be observed or performed by it hereunder, under any of the Loan Documents, or under any other agreement between any Obligor and Lender or the occurrence of an Event of Default under any other agreement between any Obligor and Lender and the expiration of any applicable cure period without said default being cured;

          8.1.3 Any Obligor shall (a) fail to pay any secured Indebtedness due any third Person and such failure shall continue beyond any applicable grace periods; (b) fail to pay any Indebtedness due any third Person and such failure is not cured prior to any acceleration of such Indebtedness by the applicable creditors, whichever is earlier, or the exercise of any remedies permitted under any of the documents evidencing such Indebtedness; or (c) any Obligor shall suffer to exist any other event of default under any agreement binding upon any Obligor, which default (if subject to a cure period) has not been cured prior to the expiration of any applicable cure period, provided that the failure of any Individual Surety to pay any non-material consumer debt shall not constitute an Event of Default hereunder, provided further that Obligor shall be entitled to fail to pay Indebtedness which is the subject of a bona fide dispute between such Obligor and the creditor thereof which is being prosecuted diligently by such Obligor;

          8.1.4 Any Obligor shall make or furnish to Lender any representation, warranty, statement or certificate in connection with this Agreement, the Loan Documents or the Obligations which is not true and correct when made or furnished, or shall be false, incorrect or incomplete when made;

          8.1.5 Any Obligor shall admit its inability to pay its debts as they mature, or shall make an assignment for the benefit of its creditors;

          8.1.6 Proceedings in bankruptcy, or for reorganization of any Obligor, or for the readjustment of any of its debts under Bankruptcy Code, as amended, or any part thereof, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced by or against any Obligor and, if commenced against any Obligor, shall not be discharged within thirty (30) days of their commencement;

          8.1.7 A receiver or trustee shall be appointed for any Obligor or for any substantial part of its Assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of any Obligor, and such receiver or trustee shall not be discharged within thirty (30) days of its appointment, or any Obligor shall discontinue business or materially change the nature of its business;

          8.1.8 The entry of any judgment against any Obligor which, if adversely decided, would have a Material Adverse Effect, which remains unsatisfied for thirty (30) days unless being contested by Obligor in good faith with appropriate proceedings and with execution stayed; or a judgment creditor of any Obligor shall obtain possession of any of the Collateral by any means, including, but without limitation, levy, distraint, replevin or self-help;

          8.1.9 Any Governmental Authority or instrumentality seizes, appropriates, condemns or occupies all or a substantial part of the Properties of any Obligor or interferes in any substantial manner with the operation of the business of any Obligor;

          8.1.10 Any Plan is terminated within the meaning of Title IV of ERISA, or a trustee is appointed by the appropriate United States District Court to administer any Plan, or the Pension Benefit Guaranty Corporation, or any successor thereto, institutes proceedings to terminate any Plan or to appoint a trustee to administer any Plan, or any Reportable Event or COBRA Violation occurs which Lender determines in good faith indicates a substantial likelihood that an event described above will occur;

          8.1.11 If, in Lender's judgment, the value of the Collateral so substantially deteriorates or diminishes that Lender reasonably deems the Obligations to be inadequately secured, and Obligor, within five (5) Business Days of Lender's demand, neither reduces the amount of the Obligations, nor provides additional Collateral;

          8.1.12 The validity or enforceability of this Agreement, the Revolving Loan Note or any of the Loan Documents, shall be contested by any Obligor or any Obligor shall deny that it has any or further liability or obligation hereunder or therewith;

          8.1.13 The occurrence of any Material Adverse Change in the financial condition of any Obligor;

          8.1.14 The failure to supply evidence of the good standing and authority of Freight Rate, Inc. and each Subsidiary or other entity constituent of Freight Rate, Inc. in accordance with paragraph 7.1.35 hereinabove; or

          8.1.15 The failure to provide acceptable Subordination Agreements in accordance with paragraph 7.1.36 hereinabove.

     8.2     Acceleration.  Immediately and without notice upon the occurrence
             ------------
and during the continuation of any Event of Default, all Obligations, whether hereunder or otherwise, shall immediately become due and payable without further action of any kind; and, notwithstanding any outstanding commitment of Lender to Borrower to make additional and further Loans to Borrower, upon the occurrence of any Event of Default, any such commitment shall immediately become null and void and of no force and effect whatsoever.

     8.3     Remedies.
             --------

          8.3.1 After any acceleration due to an Event of Default, interest on the principal balance of the Obligations outstanding from time to time shall accrue and is payable at the interest rate set forth in Schedule 2
                                                                   ----------
attached hereto plus Five Percent (5%) per annum from the date of such acceleration until all such Obligations are satisfied in full and whether or not any judgment is entered hereon (the sum of both rates, the "Default Rate"). In addition to the rights and remedies given it by this Agreement and the Loan Documents, Lender shall have all those allowed by all applicable laws, including, but without limitation, the Uniform Commercial Code as enacted in any jurisdiction in which any Collateral may be located and Lender may enforce such rights and pursue such remedies without demand of performance and without other notice. Without limiting the generality of the foregoing, Lender may immediately, without demand of performance and without other notice (except as specifically required by this Agreement or the Loan Documents) or demand whatsoever to any Obligor, all of which are hereby expressly waived, and without advertisement, take possession of the Collateral, exercise the Warrant of Attorney contained in Section 9.17 herein, retain all of Borrower's Records, sell at public or private sale or otherwise realize upon in Pennsylvania, or elsewhere, the whole or, from time to time, any part of the Collateral or any interest which any Obligor may have therein. After deducting from the Proceeds of sale or other disposition of the Collateral all expenses (including all expenses for legal services), Lender shall apply such Proceeds toward the satisfaction of the Obligations. Any remainder of the Proceeds after satisfaction in full of the Obligations shall be distributed as required by applicable Laws. Notice of any sale or other disposition shall be given to Borrower at least ten (10) days before the time of any intended public sale or of the time after which any in-tended private sale or other disposition of the Collateral is to be made, which Borrower hereby agrees shall be reasonable notice of such sale or other disposition. Borrower agrees to assemble, or to cause to be assembled at its expense, the Collateral at such place or places, as Lender shall designate. At any such sale or other disposition, Lender may, to the ex-tent permissible under applicable laws, purchase the whole or any part of the Collateral, free from any right of redemption on the part of any Obligor, which right is hereby waived and released. Without limiting the generality of any of the rights and remedies conferred upon Lender under this paragraph, Lender may, to the full extent permitted by applicable Laws: (a) enter upon the premises of Borrower, exclude therefrom Borrower or any Affiliate thereof, and take immediate possession of the Collateral, either personally or by means of a receiver appointed by a court of competent jurisdiction, using all necessary force to do so; (b) at Lender's option, use, operate, manage and control the Collateral in any lawful manner; (c) collect and receive all rents, income, rev-enue, earnings, issues and profits therefrom; and (d) maintain, repair, renovate, alter or remove the Collateral as Lender may determine in its discretion.

          8.3.2 To the extent that applicable law imposes duties on Lender to exercise remedies in a commercially reasonable manner, Borrower acknowledges and agrees that it is not commercially unreasonable for Lender (a) to fail to incur expenses reasonably deemed significant by Lender to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as Borrower, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties,
(k) to purchase insurance or credit enhancements to insure Lender against risks of loss, collection or disposition of Collateral or to provide to Lender a guaranteed return from the collection or disposition of Collateral, or to the extent deemed appropriate by Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Lender in the collection or disposition of any of the Collateral. Borrower acknowledges that the purpose of this Paragraph 8.3.2 is to provide non-exhaustive indications of what actions or omissions by Lender would not be commercially unreasonable in Lender's exercise of remedies against the Collateral and that other actions or omissions by Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Paragraph 8.3.2. Without limitation upon the foregoing, nothing contained in this Paragraph 8.3.2 shall be construed to grant any rights to Borrower or to impose any duties on Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Paragraph 8.3.2.

9.     MISCELLANEOUS.
       -------------

     9.1     Construction.  The provisions of this Agreement shall be in
             ------------
addition to those of any guaranty, surety, hypothecation, pledge or security agreement, note, or other evidence of liability held by Lender, and any other agreement between Borrower and any entity constituent of Borrower as guarantor or otherwise, and Lender, all of which shall be construed as complementary to each other. Nothing herein contained shall prevent Lender from enforcing any or all other notes, guaranty, surety, hypothecation, pledge or security agreements in accordance with their respective terms. The parties acknowledge that any and all Accounts assigned or transferred to Lender or in which Lender is granted a security interest hereunder have been assigned, and transferred to Lender, and Lender was granted a security interest therein, as security for Lender's Loan and advances hereunder, and Borrower's Obligations, and are not and have not been, in fact, sold to Lender regardless of whether any assignment thereof, which is or may be separate from this Agreement, is absolute.

     9.2     Term of Agreement.  This Agreement shall terminate after payment in
             -----------------
full of the Revolving Loan Note and the discharge of all obligations and undertakings of Borrower to Lender, whether arising hereunder or otherwise. Lender's agreement hereunder to make the Loans shall terminate on the earliest of: (a) the occurrence of an Event of Default or (b) the Revolving Credit Termination Date; provided that certain agreements of Borrower and Lender hereunder shall continue in full force and effect beyond the Revolving Credit Termination Date or other termination hereof. In addition, the renewal of the Revolving Credit shall be subject to annual review by Lender.

          9.2.1 On the Revolving Credit Termination Date, all of the obligations shall be immediately due and payable. The termination of this Agreement shall not affect the rights, liabilities and obligations of the parties with respect to the Obligations as of the date of termination, or the Collateral which secures and is to secure the Obligations, which Collateral shall remain subject to the liens and security interests granted hereunder until all of the Obligations are satisfied in full. The failure of Lender to enforce any of the terms and provisions hereof or failure to declare default hereunder shall apply only in a particular instance, and shall not operate as a continuing waiver.

     9.3     Accounting Terms.  All accounting terms not specifically defined
             ----------------
herein shall be construed in accordance with GAAP, except as otherwise stated herein.

     9.4     Stamp or Excise Tax.  Should any stamp or excise tax be payable in
             -------------------
respect of this Agreement, the Revolving Loan Note and other documents to be delivered hereunder, or any modification hereof or thereof, Borrower shall pay the same and shall hold Lender harmless from any and all liabilities with respect to or resulting from any delay in paying or any failure to pay such taxes.

     9.5     Further Assurance.  From time to time, Borrower will execute and
             -----------------
deliver to Lender such additional documents and will provide such additional information as Lender may reasonably require to carry out the terms of this Agreement and be informed of Borrower's status and affairs.

     9.6     Enforcement and Waiver by Lender.  Lender shall have the right at
             --------------------------------
all times to enforce the provisions of this Agreement and the Loan Documents in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of Lender in refraining from so doing at any time or times. The failure of Lender at any time or times to en-force its rights under such provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same. All rights and remedies of Lender are cumulative and the occurrence and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

     9.7     Expenses of Lender.  Borrower will pay all reasonable or necessary
             ------------------
expenses including the fees and expenses of legal counsel for Lender, incurred in connection with the administration, amendment, modification or enforcement of this Agreement and the Loan Documents and the collection or attempted collection of the Obligations, the Revolving Loan Note and the Collateral.

9.8     Notice.  Any notices or consents required or permitted by this
        ------
Agreement shall be in writing and shall be delivered in person or sent by first class or certified mail, return receipt requested, postage prepaid, by reputable overnight carrier, or by fax, as follows, unless such address is changed by written notice hereunder:

If to Borrower:

Power2Ship, Inc.
903 Clint Moore Rd.
Boca Raton, FL 33487
Attn:  Richard Hersh, Chief Executive Officer
Facsimile: 561-998-7821

Freight Rate, Inc.
903 Clint Moore Rd.
Boca Raton, FL 33487
Attn: Richard Hersh, President
Facsimile: 561-998-7821


If to Lender:

Mercantile Capital, L.P.
2320 Haverford Road
Ardmore, Pennsylvania 19003
Attn:  Kevin  Meise,  Senior  Vice  President
Facsimile:  (610) 658-1971

          9.8.1 Notices shall be deemed to have been received if hand delivered, when delivered, if sent by certified mail or first class mail, three
(3) calendar days after the date deposited in the United States Mail, if by overnight courier, on the date scheduled for delivery, and if by fax, when transmitted. Any party may change the name and address of the person to whom notices hereunder are to be sent by giving notice to such other party as specified hereunder.

     9.9     Waiver and Release by Borrower.  To the maxi-mum extent permitted
             ------------------------------
by applicable Laws, Borrower waives protest of all commercial paper at any time held by Lender on which Borrower is in any way liable and notice after acceleration in the manner herein provided before exercise by Lender of the remedies of self-help, set-off, or of other summary procedures permitted by any applicable laws, or by any agreement with Borrower, and, except where required hereby or by any applicable laws, notice of any other action taken by Lender; and release Lender and its officers, attorneys, agents and employees from any and all claims for loss or damages caused by any act or omission on the part of any of them except willful misconduct.

     9.10     Applicable Law.  The internal laws of the Commonwealth of
              --------------
Pennsylvania shall govern the construction of this Agreement, the Loan Documents and the rights and remedies of the parties hereto, without regard to its conflict of laws principles.

     9.11     Consent to Jurisdiction, Service and Venue.  For the purpose of
              ------------------------------------------
any suit, action or proceeding arising out of or relating to this Agreement, the Revolving Loan Note or the Loan Documents, Borrower hereby irrevocably consents and submits to the jurisdiction and venue of any of the Courts of the Commonwealth of Pennsylvania or any Federal court located in the Eastern District of Pennsylvania including, without limitation, the Court of Common Pleas of Montgomery County and the United States District Court for the Eastern District of Pennsylvania, regardless of the convenience of such forum, and Borrower further agrees and consents to accept and acknowledge all service of process carried out by means of registered mail, return receipt requested in connection with any such matter. The provisions of this Section shall not limit or otherwise affect the right of Lender to institute and conduct action in any other appropriate manner, jurisdiction or court.

     9.12     Binding Effect, Assignment and Entire Agreement.  This Agreement
              -----------------------------------------------
shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of the parties hereto. Borrower does not have any right to assign any of its rights or obligations hereunder without the prior written consent of Lender; provided, however, that Lender shall be permitted to
                           --------  -------
assign all of its rights, privileges and obligations hereunder at any time.
This Agreement and the Loan Documents executed and delivered pursuant hereto, constitute the entire agreement between the parties and may be amended only by a writing signed on behalf of each party.

     9.13     Severability.  If any provision of this Agreement shall be held
              ------------
invalid under any applicable Laws, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and to this end, the provisions hereof are severable.

     9.14     Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

     9.15     Seal.  This Agreement is intended to take effect as an instrument
              ----
under seal.

     9.16     Time of the Essence.  Time is of the essence in this Agreement.
              -------------------

     9.17     WARRANT OF ATTORNEY.
              -------------------

THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWER, BORROWER, FOLLOWING CONSULTATION WITH SEPARATE COUNSEL FOR BORROWER AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS BORROWER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE. IT IS SPECIFICALLY ACKNOWLEDGED BY THE UNDERSIGNED THAT LENDER HAS RELIED ON THIS WARRANT OF ATTORNEY IN ENTERING INTO THIS AGREEMENT AND AS AN INDUCEMENT TO GRANT FINANCIAL ACCOMMODATIONS TO BORROWER.

BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER, (A) FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE ON THE OBLIGATIONS EVIDENCED BY THIS AGREEMENT, AND/OR (B) IN ANY ACTION OF REPLEVIN INSTITUTED BY LENDER TO OBTAIN POSSESSION OF ANY COLLATERAL SECURING THE NOTE OR SECURING ANY OF THE OBLIGATIONS, IN EITHER CASE WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT, FOR LIEN PRIORITY PURPOSES, EQUAL TO THE AMOUNT OF SUCH JUDGMENT, PLUS ATTORNEYS' COLLECTION FEES. TO THE EXTENT PERMITTED BY LAW, OBLIGORS: (1) WAIVE THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMN THE SAME, AUTHORIZE THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION; (2) WAIVE AND RELEASE ALL RELIEF FROM ALL REDEMPTION, APPRAISEMENT, STAY, EXEMPTION, OR APPEAL LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED; AND (3) RELEASE ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF LENDER SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS AGREEMENT AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF, AND THE SAME MAY BE EXERCISED, FROM TIME TO TIME, AS OFTEN AS LENDER MAY DEEM NECESSARY AND DESIRABLE, AND THIS AGREEMENT SHALL BE A SUFFICIENT WARRANT THEREFOR. LENDER MAY ENTER ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR PART OF BORROWER'S OBLIGATIONS, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN ENTERED ON MORE THAN ONE OCCASION FOR THE SAME OBLIGATIONS. IN THE EVENT ANY JUDGMENT ENTERED AGAINST BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON BORROWER'S BEHALF FOR ANY REASON WHATSOEVER, LENDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER FOR ANY PART OR ALL OF THE OBLIGATIONS; INCLUDING, WITHOUT LIMITATION, A SUBSEQUENT ENTRY OR ENTRIES OF JUDGMENT BY LENDER TO CURE ANY ERROR OR DEFECTS IN SUCH PRIOR PROCEEDINGS.

     9.18     Usury. If the applicable interest rate from time to time shall
              ------
exceed the maximum rate of interest permitted by applicable law, then the applicable interest rate during such time shall be reduced so as to equal the maximum rate of interest permitted by applicable law, and, in the event a payment is made by Borrower or received by Lender in excess of the applicable legal limits, the amount of such excess payment shall be credited to the account of Borrower as a payment of principal.

     9.19     Gender, Etc.  Whenever used herein, the singular shall include the
              ------------
plural, the plural shall include the singular, and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require.

     9.20     Headings.  The Section and subsection headings of this Agreement
              ---------
are for convenience of reference only, and shall not limit or otherwise affect any of the terms hereof.

     9.21     Signatures by Facsimile.  Any facsimile signature of any party
              -----------------------
hereto shall constitute a legal, valid and binding execution hereby by such party.

     9.22     WAIVER OF JURY TRIAL.  BORROWER ACKNOWLEDGES AND AGREES THAT: (A)
              --------------------
ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE LENDER, BORROWER OR ANY OTHER PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF LENDER, BORROWER OR ANY OTHER PARTY HERETO, ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR THE OTHER DOCUMENTS REQUIRED HEREUNDER OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY AND BORROWER WAIVES THE RIGHT TO TRIAL BY JURY; (B) BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; AND (C) THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THE LENDER WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ATTEST:                              POWER2SHIP,  INC.

By:                                  By:  /S/ Richard Hersh               (SEAL)
   --------------------------           ----------------------------------
                                        Richard Hersh, Chief Executive Officer

                                     Its:
                                         --------------------


                                     FREIGHT  RATE,  INC.

By:                                  By: /s/ Richard Hersh                (SEAL)
   --------------------------           ----------------------------------
                                        Richard Hersh, President

                                     Its:
                                         --------------------


                                     MERCANTILE  CAPITAL,  L.P.

                                    By:  /s/ Kevin Meise                  (SEAL)
                                       -----------------------------------
                                       Kevin  Meise,  Senior  Vice  President


INDEMNITOR'S ACKNOWLEDGEMENT:

RICHARD HERSH, Indemnitor under a Validity Indemnification in favor of Lender dated the 2nd day of December, 2004 hereby acknowledges receipt of this Agreement and consents to its terms and conditions.

/s/ Richard Hersh
-------------------------------
Richard Hersh, individually

                                   SCHEDULE 1
                                   ----------

1)     "Accounts", "Chattel Paper", "Contracts", "Contract Rights", "Documents",
        --------    -------------    ---------    ---------------    ---------
"Equipment", "Fixtures" "General Intangibles", "Goods", "Inventory", "Investment
 ---------    --------   -------------------    -----    ---------    ----------
Property", "Instruments", "Letter-of-Credit Rights", "Deposit Accounts",
--------    -----------    -----------------------    ----------------
"Payment Intangibles", "Health Care Insurance Receivables", "Records",
--------------------    ---------------------------------    -------
"Promissory Notes", "Supporting Obligations" and "Proceeds" shall have the same
-----------------    ----------------------       --------
respective meanings as are given to those terms in the Uniform Commercial Code except that the term "Accounts" shall also include all amounts due under any
                      --------
lease of real property, a note receivable, any right to payment under a note receivable, any right to payment which has been earned under an Account, a Contract Right, HealthCare Insurance Receivable, or credit card receivable, Letter-of-Credit Right, Payment Intangibles and all rights to payment arising out of or related to any and all personal property lease agreements, personal property rental agreements and consignment agreements in which any Borrower is the lessor, renter or consignor, and this Agreement shall also be considered an assignment of all such lease, rental and consignment agreements.

2)     "Account Debtor" shall mean the Person with respect to any Account,
        --------------
and/or the prospective purchaser with respect to any Contract Right, and/or any party who enters into or proposes to enter into any contract or other arrangement with Borrower pursuant to which Borrower is to deliver any personal property or perform any service.

3)     "Affiliate" shall mean any Person which, directly or indirectly,
        ---------
controls, is controlled by or is under common control with the Borrower, or any stockholder, partner, owner or member of the Borrower or any Person which controls any stockholder, partner, owner or member of the Borrower. For the purpose of this definition, "control" means the possession, directly or indirectly, of the power to direct or to cause the direction of management and policies or having the ordinary voting power to elect the Board of Directors or other governing body, whether through the ownership of voting securities, by contract, by agreement or otherwise.

4)     "Assets" means all assets that should, in accordance with GAAP,
        ------
consistently applied, be classified as assets on a balance sheet of the Borrower.

5)     "Authorized Financial Officer" means any corporate officer, proprietor,
        ----------------------------
partner or any individual designated in writing by Borrower as such.

6)     "Base Rate" means the base commercial lending rate of Wilmington Trust
        ---------
Company of Pennsylvania as publicly announced to be in effect from time to time, such Base Rate to be adjusted automatically, without notice, on the effective date of any change in Wilmington Trust's base commercial lending rate. If such rate ceases to be available or is otherwise not published, Lender may use a similar published prime or base rate as chosen by Lender. The Base Rate is not necessarily the lowest or best rate of interest offered by Lender to any Borrower or class of Borrowers.

7)     "Borrowing Base" means an amount equal to the lesser of the Revolving
        --------------
Credit Limit or the aggregate of the percentage and other limitations and sub-limits set forth in Schedule 2 attached hereto and made part hereof, which
                        ----------
Schedule 2 may be amended from time to time by the Lender at its sole
 ---------
discretion.
 ---------

8)     "Borrowing Base Certificate" means a certificate, satisfactory to Lender,
        --------------------------
certified to be true and correct by an Authorized Financial Officer of Borrower that mathematically computes the Borrowing Base.

9)     "Business Day" shall mean any day other than a Saturday, Sunday or other
       -------------
day on which banking institutions in the Commonwealth of Pennsylvania are either authorized or required to be and remain closed to the general public.

10)     "Closing" means the receipt or waiver by Lender of all the agreements,
         -------
documents and instruments required hereunder in form and content acceptable to Lender, and the satisfaction by Borrower or waiver or extension by Lender of all or part of the Conditions Precedent set forth in Section 5 hereof. "Closing
                                                                     -------
Date", means the date upon which Lender has elected to make the initial
----
disbursement of the Loan(s) to Borrower. The Closing Date shall be November 23, 2004, unless otherwise extended by Lender.

11)     "COBRA Violations" shall mean a failure by the Borrower to comply with
         ----------------
group health plan continuation coverage requirements of Section 601 et seq. of
                                                                    -------
ERISA.

12)     "Collateral Documents" means all other agreements, documents or
         --------------------
instruments pursuant to which Lender obtains any Lien or other security interest in the Collateral or any other property of Borrower.

13)     "Control Agreement" shall mean the agreement between Borrower, Lender
         -----------------
and Borrower's bank evidencing Lender's security interest in and control of Borrower's bank account(s).

14)     "Debt" shall mean all of Borrower's Liabilities (determined in
         -----
accordance with GAAP).

15)     "Dollars" and "$" means dollars in the lawful currency of the United
         ----------------
States.

16)     "Eligible Account" means an Account that Lender in its reasonable credit
         ----------------
judgment determines shall be an "Eligible Account" and conforms and continues to conform to the following conditions which Lender may, in its sole discretion, establish, determine or adjust from time to time:

     a) The Account and all papers and documents relating thereto are authentic, valid and subsisting and arose from a bona fide outright sale of Goods, merchandise or other property by Borrower, or for services performed by Borrower in the ordinary course of Borrower's business, based upon an enforceable order or contract, written or oral, for Goods shipped or services performed, and such Goods, merchandise or other property have been shipped to the appropriate Account Debtor (or the sale has otherwise been consummated), and the services have been performed for the appropriate Account Debtor in full compliance with the specifications of the Account Debtor, and an invoice has been issued for the full amount due from the Account Debtor;

     b) Borrower's title to the Account and, except as to the rights of the Account Debtor, to any Goods, is absolute and is not subject to any prior assignment, claim, lien or security interest;

     c) The amount shown on the books of Borrower and on any invoice or statement delivered to Lender is owing to Borrower, and no partial payment has been made thereon by anyone;

     d) The Account is not; (i) a contra account, (ii) C.O.D. or sight draft account, (iii) a commission account (iv) an Intercompany Account, (v) in de-fault, or (vi) subject to any claim or reduction, counterclaim, set off, recoupment or any claim for credits, allowances or adjustments by the Account Debtor because of returned, inferior or damaged Goods or unsatisfactory services, or for any other reason, except for customary discounts allowed for prompt payment;

     e) The Account is not due from an Account Debtor located outside of the continental United States;

     f) The Account is readily collectible and is not an invalid, disputed or unenforceable Account, and is not an Account that Lender, in its sole discretion, has determined to be ineligible, in whole or in part, and has notified Borrower thereof;

     g) The Account Debtor has not returned or re-fused to retain any Goods from the sale of which the Account arose;

     h) The Account is evidenced by an invoice that has a definite due date, is not pre-billed and is due and payable not more than thirty (30) days from the invoice date, except for invoices to International Paper, which invoices are due and payable forty-five (45) days from the invoice date, and is not more than sixty (60) days past due on such terms, and in any event is not outstanding more than ninety (90) days from the invoice date;

     i) No Account arises out of a contract with or from, an Account Debtor that, by its terms, forbids or makes void or unenforceable the assignment by Borrower to Lender of the Account arising with respect thereto;

     j) Borrower has not received any note, trade acceptance, draft or other Instrument with respect to or in pay-ment for the Account, nor any Chattel Paper with respect to the Goods giving rise to the Account and, if any such Instrument or Chattel Paper is received, Borrower will immediately notify Lender and, at the latter's request, endorse or assign and deliver the same to Lender (if Borrower receives any such Instrument or Chattel Paper, Borrower shall not replace the Account with such Instrument or Chattel Paper without prior notice to Lender and delivery of such original Instrument or Chattel Paper to Lender);

     k) Borrower has no knowledge of and has not received any notice of the death of any Account Debtor or a partner thereof if the Account Debtor is an individual or a partner-ship, nor of the dissolution, termination of existence, insolvency, business failure, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, or the filing of a petition in bankruptcy or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Account Debtor (if Borrower has or obtains any such knowledge or upon the receipt by Borrower of any such notice (whether oral or written), it will immediately give Lender written advice thereof);

     l) The Account Debtor is not a parent, Subsidiary, or an Affiliate of Borrower nor an officer, director, employee or partner of Borrower or of a parent, Subsidiary or Affiliate of Borrower nor owned or controlled by any of the foregoing;

     m) The Account is not due from any federal governmental authority unless such Account, if necessary to perfect Lender's interest therein or Lender's right of direct payment thereunder, has been properly assigned directly to Lender (and acknowledged as assigned by the Account Debtor thereon) in form satisfactory to Lender;

     n) The Account is not contingent upon the fulfillment of any condition or contingent upon the payment of any monies due from a third party;

     o)     The Account is supported by valid Shipping Documents;

     p) The Account is not the result of guaranteed sales nor does it arise from a consignment arrangement or similar transaction;

     q) The Account is not a "bill and hold" trans-action, nor did it arise as a result of a billing for Goods which have not been shipped nor a "pre-billed" transaction, however denominated;

     r) The Account is not a progress billing (if any Account results from a progress billing, Borrower shall furnish Lender with copies of all Contracts related to such Account upon Lender's re-quest, but in any event, prior to the start of the initial fabrication of the product or shipment or provision of services);

     s) The Account is not a retainer (including, but not limited to construction retainages), nor does it represent interest or finance charges;

     t)     Less than 50% of the Account is ineligible for any reason;

     u) The Account is an Account on which Lender has a first and exclusive lien and security interest;

     v) The Account meets such other specifications and requirements as Lender may in its sole discretion establish or determine from time to time. Lender shall have the right, at any time and from time to time after the Closing Date, to adjust any such criteria and to establish new criteria, all in its reasonable credit judgment; and

     w) Any Account that was originally an Eligible Account shall cease to be an Eligible Account in the event (a) it shall not continue to conform to the conditions and warranties set forth in this Agreement or (b) Lender shall notify Borrower that such Account or the Account Debtor is unsatisfactory. In the event of any dispute whether an Account is or has ceased to be an Eligible Account, the decision of the Lender shall control.

17)     "Environmental Laws" shall mean any federal, state, county, regional or
         ------------------
local statute, law, ordinance, rule, regulation, order, directive, regulations or requirement, together with all successor statutes, laws, ordinances, rules, regulations, orders, directives, regulations or requirements governing the control, storage, removal, spill, release or discharge of Hazardous Materials.

18)     "ERISA" shall mean the Employee Retirement Income Security Act of 1974
         -----
(together with all rules and regulations promulgated thereunder), as amended, supplemented, replaced, or modified from time to time.

19)     "ERISA Affiliate" shall mean, as to Borrower, any Person (whether or not
         ---------------
incorporated), which, together with Borrower, would be treated as a single employer under Section 4001 of ERISA.

20)     "Financial Statements" means the consolidated and consolidating balance
         --------------------
sheet, statements of income and retained earnings and statements of cash flow of the Borrower and its Subsidiaries and Affiliates and all other financial statements of Borrower and its Subsidiaries or Affiliates, prepared in accordance with GAAP, submitted and to be submitted to Lender hereunder, and in form and content acceptable to Lender.

21)     "Float Factor" shall mean the number of days described in Schedule 2.
         ------------                                             ----------

22)     "GAAP" or "generally accepted accounting principles" shall mean
         --------------------------------------------------
generally accepted accounting principles applied on a consistent basis, in accordance with the Statement of Auditing Standards No. 69, "The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles in the Independent Auditor's Report" (SAS 69) or superseding pronouncements, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or in such other statements by such other entity as Lender may reasonably approve, which are applicable in the circumstances as of the date in question. The requirement that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period, or, in the event of a material change in any accounting principle from that observed in any previous period, (a) financial reports covering preceding periods during the term of this Agreement are restated to reflect such change and provide a consistent basis for comparison among periods and (b) the financial covenants set forth herein, if any, shall be adjusted as determined by the Lender to reflect similar performance standards as those measured by the existing covenants using the previously observed accounting principles.

23)     "Governmental Authority" means any nation or government, any state or
         ----------------------
other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

24)     "Indebtedness" means, as to any Obligor, all Liabilities, indebtedness
        -------------
or obligations of Borrower to any Person of any kind or nature, now or hereafter arising, due and payable, or to become due and payable, matured or unmatured, liquidated or unliquidated, direct, secondary or contingent, fixed or otherwise, joint or several.

25)     "Indemnitor" means Richard Hersh residing at 13704 NW 23rd Court,
         ----------
Sunrise, Florida 33323, who has executed a Validity Indemnification in favor of Lender.

26)     "Ineligible Account" means all or any part of any Account that is not an
         ------------------
Eligible Account.

27)     "Intercompany Accounts" means all assets and liabilities, however
         ---------------------
arising, which are due to the Borrower from, which are due from the Borrower to, or which otherwise arise from any transaction by the Borrower with, any Affiliate of the Borrower.

28)     "Laws" means all ordinances, statutes, rules, regulations, orders,
         ----
injunctions, writs or decrees of any Governmental Authority or agency thereof or any court or similar entity established by any thereof.

29)     "Lien" means:
         ----

     a) Any interest in real, personal and intangible property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes;

     b) To the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and

     c)     Any contingent or other agreement to provide any of the foregoing.

30)     "Loan Documents" shall mean this Agreement, the Revolving Loan Note, the
         --------------
Collateral Documents, Surety Agreement(s), Validity Indemnification(s), Subordination Agreement(s), Letter(s) of Credit and/or any deed of trust, mortgage, assignment of lease, note, contract, security instrument, encumbrance, financing statement, certificate, assignment, pledge, report, subordination, conditional sale, other title retention agreement, or other document related to or delivered in connection with the transactions contemplated by this Agreement.

31)     "Material Adverse Change" shall mean any changes that could result in a
         -----------------------
Material Adverse Effect.

32)     "Material Adverse Effect" shall mean any set of circumstances or events
         -----------------------
which

     a) Has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document,

     b) Is or could reasonably be expected to be material and adverse to the Accounts of the Borrower,

     c) Impairs materially or could reasonably be expected to impair materially the ability of Borrower, or any Subsidiary to duly and punctually pay or perform its Obligations, or

     d) Materially impairs or could reasonably be expected to materially impair the ability of the Lender to enforce its legal remedies pursuant to this Agreement or any other Loan Document.

33)     "Obligations" means the obligations of any Obligor:
         -----------

     a) To pay the principal of and all interest on all present and future Loans and advances made hereunder in accordance with the terms hereof or otherwise to or for the benefit of Borrower and to satisfy all of its other Indebtedness, obligations, liabilities, covenants, duties and Debts to Lender for payment or performance, whether hereunder or otherwise, whether now existing or hereafter incurred or arising, matured or unmatured, due or to become due, absolute, direct or contingent, joint or several, primary or secondary, including any extensions, modifications, renewals thereof and substitutions therefor, whether or not evidenced by any note, agreement or other Instrument or Document, whether arising from an extension of credit, opening of a Letter of Credit, acceptance, loan, guaranty, indemnification, overdraft or otherwise including all Indebtedness, liabilities or obligations arising from any Obligor to others which the Lender may have obtained by purchase, negotiation, discount, assignment or otherwise;

     b) To repay to Lender all amounts advanced by Lender hereunder or under the Loan Documents or otherwise on behalf of (or for the benefit of) any Obligor including, without limitation, advances for principal or interest payments to prior or subordinate secured parties, mortgagees, or lienors, or for taxes, levies, insurance, rent, repairs to, maintenance or storage of any of the Collateral; and

     c) To pay all of Lender's expenses and costs including without limitation, all filing, recording and satisfaction fees, or taxes, and the fees and expenses of its counsel in connection with the preparation, administration, amendment, modification or enforcement of this Agreement and the documents required here-under, the perfection or maintenance of Lender's Liens on and security interests in the Collateral, or any proceeding brought or threatened to enforce payment of any of the Obligations referred to in the foregoing.

34)     "Obligor" means Borrower, Surety, Indemnitor and any other Person
         -------
directly or indirectly obligated with respect to the Obligations.

35)     "Perfection Certificate" means the Perfection Certificate to be
         ----------------------
completed and delivered by Borrower prior to Closing with appropriate insertions and signed by an Authorized Financial Officer of Borrower.

36)     "Permit" means any permit, license, registration, authorization or other
         ------
governmental approval required to be obtained and maintained under any Environmental Law or other applicable law, rule or regulation of any Governmental Authority.

37)     "Person" means any individual, sole proprietorship, corporation,
         ------
partnership, association, joint-stock company, trust, unincorporated organization, joint venture, limited liability company, court, Governmental Authority, government or political subdivision or agency thereof or any other entity.

38)     "Plan" shall mean any pension plan, which is covered by Title IV of
         ----
ERISA and in respect of which Borrower, or any ERISA Affiliate thereof is an "employer" as defined in Section 3(5) of ERISA.

39)     "Pledge Agreement" means an agreement in favor of Lender, in form and
         ----------------
content acceptable to Lender executed by any Person maintaining any property on behalf of the Borrower, acknowledging Lender's control over and rights in and to the pledged property.

40)     "Records" means correspondence, memoranda, tapes, discs, CD-ROMS,
         -------
papers, books and other documents, or transcribed information of any type, whether expressed in ordinary, computer, machine or electronic language and the Equipment in which such information is stored or by which it is retrieved.

41)     "Remittances" means (a) all checks, drafts, cash and other remittances
         -----------
in payment of or on account of payment of all its Accounts (including Ineligible Accounts and Accounts with respect to which Lender has made no loan or advance hereunder) and (b) whenever expressly required by Lender, the cash Proceeds of any returned Goods from the sale of which any Account arose.

42)     "Reportable Event" shall mean any of the events set forth in Section
         ----------------
4043(b) of ERISA or the regulations thereunder.

43)     "Subordinated Debt" or "Subordinated Indebtedness" shall mean
         ------------------------------------------------
obligations of Borrower evidenced by a promissory note or notes or other written instrument in form and content reasonably acceptable to Lender and all collateral therefor, which are subordinated in right of payment, priority and in all other respects to the right of Lender to receive payments on the Loans and all collateral therefor, provided that the holder of the subordinated debt has
                         --------
executed a subordination agreement in form and content reasonably acceptable to Lender or the instrument evidencing the subordinated debt expressly includes a provision, in form and content acceptable to Lender, specifying that the instrument and all collateral therefor is subordinated to the Obligations to and that Lender is an intended beneficiary of such provision.

44)     "Subsidiary" shall mean, as to Borrower, any corporation of which
         ----------
Borrower directly or indirectly through one or more intermediaries owns or controls at the time (i) at least a majority of the outstanding stock having, under ordinary circumstances (not dependent upon the happening of a contingency), voting power to elect a majority of the board of directors (in the case of a corporation having directors), or (ii) a majority of the voting stock of any corporation not having directors. The term "Subsidiary" shall also mean any general or limited partnership or other entity of which more than fifty percent (50%) of the outstanding partnership interests or ownership interests shall, at the time of determination, be owned, directly or indirectly, through one or more intermediaries, by Borrower.

45)     "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial
         --------------------------------
Code as in effect in the Commonwealth of Pennsylvania or of any other state in which any Collateral is located from time to time, (or any successor statute) the laws of which are required, as a result thereof, to be applied in connection with the perfection of security interest in the Collateral.

46)     "Validity Indemnification" means a duly authorized and executed
         ------------------------
indemnification agreement in favor of Lender.

47)     Other Definitional Provisions and Interpretive Provisions.
        ---------------------------------------------------------

     a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

     b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Paragraph, Subparagraph, Subsection, Section, Schedule references are to this Agreement unless otherwise specified.

     c) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

     d) The term "including" is not limiting and means "including without limitation."

     e) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

     f) Unless otherwise expressly provided herein, (a) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (b) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

     g) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

     h) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Lender, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lender merely because of the Lender's involvement in their preparation.

                                   SCHEDULE 2
                                   ----------

     This Schedule 2 dated this 2nd day of December, 2004, is attached to and
          ----------
made part of that certain Loan and Security Agreement between POWER2SHIP, INC., a Corporation organized and existing under the laws of State of Nevada with a principal place of business located at 903 Clint Moore Rd., Boca Raton, FL 33487 ("Borrower") and MERCANTILE CAPITAL, L.P. ("Lender") dated the 2nd day of December, 2004 (the "Agreement").

     The Agreement is hereby modified by the additional terms and provisions set forth in this Schedule 2 as such schedule may from time to time be amended and
              ----------
supplemented by Lender in its sole discretion ("Additional Terms"), all of which are incorporated into and made part of the Agreement as of the date hereof. If there is a conflict or discrepancy between the terms and provisions of this
Schedule 2, and any other Schedule 2 dated prior to the date hereof, or of the
----------                ----------
Agreement, the terms and provisions of this Schedule 2 shall continue and
                                            ----------
prevail.  All other terms and provisions of all Schedule 2's dated prior to the
                                                ----------
date hereof, and of the Agreement are hereby ratified and confirmed in all respects and without condition are all incorporated herein by reference as if set forth at length herein.

1)     Borrowing Base Rates of Advance:
       -------------------------------

     a) Eighty Percent (80%) of Eligible Accounts, subject to the following limitation: Prior to receiving the Subordination Agreements as provided in, and required by, Section 7.1.36 of this Agreement, the Borrower may borrow the lesser of Eighty Percent (80%) of Eligible Accounts or Two Hundred and Fifty Thousand and 00/100 Dollars ($250,000.00). In the event the Lender is not provided with acceptable Subordination Agreements in accordance with Section
7.1.36 of this Agreement such failure shall constitute an Event of Default under
Section 8.1.15, which default shall relieve lender from any obligation to make additional advances under this Agreement and shall entitle the Lender to exercise any and all of its rights and remedies under this Agreement. In the event Lender is provided with copies of acceptable Subordination Agreements within sixty (60) days of closing which, when taken with all Subordination Agreements previously executed in favor of Lender in form acceptable to Lender, have the effect of subordinating 90% of the sum of the face value of all 14.25% Secured Convertible Debentures issued plus the face value of all Series B 5% Secured Convertible Debentures issued, the Borrower may then borrow, repay with-out penalty or premium and re-borrow hereunder the amount equal to Eighty Percent (80%) of Eligible Accounts;

     b) Such other percentages of the above as Lender may, from time to time at its sole discretion, determine and give advance notice to Borrower).

2)     Interest Rate(s):
       -----------------

     a) Eligible Accounts: Base Rate plus 3%, but not to be less than 7% for advances against accounts receivable;

3)     Fees:
       -----

     a) Origination Fee. Borrower shall pay to Lender, on or before the Closing
        ---------------
Date a non-refundable origination fee ("Origination Fee") in an amount equal to One Percent (1%) percent of the Revolving Credit Limit.

     b) Facility Fee. Borrower shall pay to Lender, on or before the annual
        ------------
anniversary of the Closing Date a non-refundable commitment fee ("Facility Fee") equal to One Percent (1%) of the Revolving Credit Limit.

     c) Audit Fee. Borrower shall reimburse Lender for the cost of and related
        ---------
travel, out-of-pocket and other expenses. Audits shall be performed at such times as the Lender deems necessary or advisable in its sole discretion.

     d) Collateral Management Fee. Borrower shall pay Lender monthly, a
        -------------------------
collateral management fee of 0.90% of the average loan balance. Such fee shall be due and payable on the first day of each month in arrears.

4)     Float Factor:     Five Business Days for all funds received, with the
       ------------
exception of good funds received via wire transfer or via cashier's check, which shall be credited the next Business Day following receipt of the same.

                                   SCHEDULE 3
                                   ----------

                                   COLLATERAL
                                   ----------

     1) All money and cash of Borrower and all property of Borrower which at any time Lender shall have in its possession, or which is in transit to it, all amounts that may be owing from time to time by Lender to Borrower, and any balance or share belonging, in whole or in part, to Borrower, in any deposit, agency, trust, escrow or other account or accounts with any bank or other financial institution (excluding all IRA, Keough and any trust, pension, profit sharing and similar accounts subject to ERISA), including any certificate of deposit;

     2) All Assets, including without limitation, all now owned or hereafter acquired present and future Accounts (including Ineligible Accounts), Contract Rights, Contracts, Chattel Paper, accounts receivable, notes receivable, Documents, machinery, Equipment, Fixtures, furniture, Instruments, Inventory, Investment Property, Letter-of- Credit Rights, Deposit Accounts, Payment Intangibles, Health Care Insurance Receivables, Promissory Notes, Supporting Obligations, General Intangibles, Goods, including any returned or repossessed Goods and all rights of stoppage in transit and similar rights, Proceeds, all lease or consignment agreements in which Borrower is lessor, consignor or consignee and all rights of payment related to any of the foregoing, and all liens and security instruments, books and Records evidencing, securing or relating to the foregoing including, all data processing cards, tapes, tabulating runs, programs, software and similar materials;

     3) All guarantees, sureties and endorsements of Borrower's existing and future Accounts, Contracts, Contract Rights, Chattel Paper, Documents, Instruments, accounts receivable, Investment Property, Letter-of-Credit Rights, Deposit Accounts, Payment Intangibles, Health Care Insurance Receivables, Promissory Notes, Supporting Obligations, and Inventory;

     4) All security or collateral held or taken by Borrower to secure the payment and/or satisfaction of any Account, Chattel Paper, Contract, Contract Rights, Document, Instrument, account receivable, Investment Property, Letter-of-Credit Rights, Deposit Accounts, Payment Intangibles, Health Care Insurance Receivables, Promissory Notes, Supporting Obligations, or Inventory, including any returned or repossessed Goods;

     5) All notes, drafts, acceptances, documents or certificates of title, including bills of lading, warehouse receipts, policies and certificates of insurance (including without limitation credit insurance), and securities (domestic and foreign) now or hereafter owned by Borrower or in which Borrower has or acquires an interest in connection with its Accounts, Contracts, Contract Rights, Chattel Paper, Documents, Instruments, accounts receivable, Investment Property, Letter-of-Credit Rights, Deposit Accounts, Payment Intangibles, Health Care Insurance Receivables, Promissory Notes, Supporting Obligations, and Inventory;

     6) All other rights of Borrower to the payment of money, including, without limitation, tax refunds and amounts due from Affiliates, and rights under any Letter of Credit;

     7) All rights in connection with the residual value of any Goods or Inventory sold, leased, consigned or otherwise disposed of, including but not limited to, the proceeds of any third party's option to purchase such Inventory;

     8) All of Borrower's rights in sale agreements, rental agreements, lease agreements, bills of lading, documents of title, warehouse receipts, charters, charter parties, bills of sale and other agreements arising out of or relating to purchase of Goods or Inventory by or to Borrower, whether directly or through any Affiliate of Borrower, or the sale, rental, lease, consignment or other disposition of the such property or any portion thereof;

     9) All patents, processes, trade names, trademarks, copyrights, licenses, now or hereafter affixed thereto, arising therefrom, used in connection therewith, or related to the possession, use, manufacture, processing, advertisement, sale, consignment, lease, other disposition or operation thereof;

     10) Any and all replacements and substitutions of all or any of the property described in subparagraphs 1) through 10);

     11) All insurance and all rights of payment or other rights of Borrower arising out of, related to, or in connection with any of the foregoing;

     12) All General Intangibles now or hereafter related to or arising from, used in connection with or related to the pos-session, use, sale, lease, consignment or other disposition of any of the foregoing and all insurance and all rights of payment or other rights of Borrower arising out of, related to, or in connection with any of the foregoing;

     13)     and all Records pertaining to any of the foregoing.

                                   SCHEDULE 4
                                   ----------

                        EXCEPTIONS/ADDITIONAL INFORMATION
                        ---------------------------------

Section 4.6                   Additional Accounts:
                              --------------------
                              None

Section 5.3.4                 Permitted Liens:
                              ----------------
                              Security interests granted by Power2Ship, Inc. in favor of Cornell Capital Partners, LP, as evidenced by Florida Department of State UCC Filing No. 200407348563, with the exception of the liens granted therein relating to accounts receivables, chattel paper, promissory notes, deposit accounts, cash, documents, contract rights, letter-of-credit rights, payment intangibles, and any replacements, substitutions or proceeds of the foregoing, which liens shall be subordinated to the lien granted to Lender under this Agreement and any other Loan Documents between Borrower and Lender.

                              Security interests granted by Power2Ship, Inc. in favor of Holders of 14.25% Secured Convertible Debentures c/o Newbridge Securities Corporation, 1451 West Cypress Creek Road, Suite 204, Fort Lauderdale, Florida 33309, as evidenced by Florida Department of State UCC Filing No. 200406470039, with the exception of the liens granted therein relating to accounts receivables, chattel paper, promissory notes, deposit accounts, cash, documents, contract rights, letter-of-credit rights, payment intangibles, and any replacements, substitutions or proceeds of the foregoing, which liens shall be subordinated to the lien granted to Lender under this Agreement and any other Loan Documents between Borrower and Lender.

Section 6.1.4                 Litigation/Claims:
                              ------------------
                              None

Section 6.1.9, 6.1.15 & 7.2.2 Indebtedness/Leases/Contracts:
                              ------------------------------
                              None

Section 6.1.14                Other Liens
                              -----------
                              None

Section 6.1.22                Finder's Fees:
                              --------------
                              Payable to Capital Solutions Group, LLC -
                              $22,000.00